SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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I-FLOW CORPORATION

(Name of Registrant as Specified In Its Charter)

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[LOGO]

I-FLOW CORPORATION
20202 Windrow Drive
Lake Forest, California 92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2002

Dear I-Flow Corporation Stockholder:

     On Thursday, May 23, 2002, I-Flow Corporation will hold its Annual Meeting of Stockholders at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614. The meeting will begin at 9:30 a.m. local time.

     Only stockholders of record at the close of business on April 1, 2002 can vote at this meeting or any adjournments that may take place. At the meeting, the stockholders will consider the following actions:

1.	To elect seven members to the board of directors to serve for staggered terms or, if Proposal 2 is not approved by the stockholders, to elect the seven current members of the board of directors to serve for a term of one year and until their successors are elected and qualified.

2.	To consider and vote upon a proposal to approve and adopt an amended and restated certificate of incorporation to establish a classified board of directors having three classes with staggered three-year terms.

3.	To consider and vote upon a proposal to amend the I-Flow Corporation 2001 Equity Incentive Plan to make non-employee directors eligible to receive grants under the plan.

4.	To consider and vote upon a proposal to amend the I-Flow Corporation 2001 Equity Incentive Plan to increase the number of shares of common stock available for grant by 2,250,000, and to reserve an additional 2,250,000 shares of common stock for issuance under the plan.

5.	To ratify the appointment of Deloitte & Touche LLP as I-Flow Corporation’s independent auditor for the fiscal year ending December 31, 2002.

6.	To attend to any other business properly presented at the meeting and any adjournments or postponements of the meeting.

     The foregoing items of business are more fully described in the proxy statement that is attached and a part of this notice.

     Our board of directors recommends that you vote for all of the proposals.

By order of the Board of Directors, Donald M. Earhart Chairman of the Board

Lake Forest, California
April 10, 2002

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting in person, you are requested to complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. If you attend the meeting, you may revoke your proxy at any time before it is voted and vote in person if you wish, even if you have previously returned your proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

INTRODUCTION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS
PROPOSAL 3 NON-EMPLOYEE DIRECTOR AWARD ELIGIBILITY UNDER THE I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN
PROPOSAL 4 APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
EXECUTIVE COMPENSATION
EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
INDEBTEDNESS OF MANAGEMENT
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITOR FEES FOR FISCAL YEAR 2001
STOCK PERFORMANCE GRAPH
PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INCORPORATION BY REFERENCE
AVAILABILITY OF ADDITIONAL INFORMATION
OTHER BUSINESS
2003 STOCKHOLDER PROPOSALS

I-FLOW CORPORATION
20202 Windrow Drive
Lake Forest, California 92630

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2002

INTRODUCTION

     Your proxy is solicited by the board of directors of I-Flow Corporation (the “Company”) for use at the 2002 Annual Meeting of Stockholders at 9:30 a.m. on Thursday, May 23, 2002, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and accompanying form of proxy will be first mailed to stockholders on or about April 10, 2002. The Company’s principal address is 20202 Windrow Drive, Lake Forest, California 92630. The Annual Meeting will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, California 92614.

Solicitation of Proxies

     The Company will bear the cost of solicitation of proxies. Proxies may be solicited in person or by telephone, facsimile, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will request brokers or other persons holding stock in their names or in the names of their nominees to forward proxies and proxy material to the beneficial owners of such stock and will reimburse them for expenses incurred in so doing. In addition, the Company will use the services of Morrow & Co., Inc. to solicit proxies on behalf of the Company. The Company will pay Morrow & Co., Inc. approximately $15,000 for its services. This amount may be more depending on how many stockholders are solicited.

Record Date and Voting Rights

     Only stockholders of record at the close of business on the record date, April 1, 2002, are entitled to notice of, and to vote at, the annual meeting. As of March 26, 2002, the Company had 15,321,390 shares of common stock outstanding held by 389 record holders in addition to approximately 7,500 holders who do not hold shares in their own name. Shares of common stock each have one vote per share. A majority of the common stock outstanding on the record date and entitled to vote at the annual meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shares of the Company’s common stock with respect to which the holders are present in person at the annual meeting but not voting, and shares for which the Company has received proxies but with respect to which holders of the shares have abstained, will be counted as present at the annual meeting for purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for purposes of determining whether a quorum exists.

     In voting for directors, the seven candidates receiving the highest number of votes will be elected. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. The affirmative vote of a majority of the outstanding common stock entitled to vote on the matter is required for approval of the proposal to amend and restate the Company’s certificate of incorporation to provide for a classified board of directors. For purposes of the vote on the proposal to amend and restate the Company’s certificate of incorporation, abstentions and broker non-votes will have the same effect as a vote against the proposal.

     All other matters submitted to the stockholders will require the affirmative vote of a majority of the Company’s outstanding shares of common stock present in person or represented by proxy at the annual meeting.

For these matters, abstentions will be counted in tabulations of the votes cast on a proposal presented to stockholders and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

Proxies

     Each proxy will be voted FOR the election of the seven director nominees named herein, FOR the amendment and restatement of the certificate of incorporation to create a classified board of directors, FOR the approval of the amendments to the 2001 Equity Incentive Plan and the reservation of an additional 2,250,000 shares of the Company’s common stock for issuance under the 2001 Equity Incentive Plan and FOR the ratification of Deloitte & Touche LLP as the Company’s independent auditor, unless a stockholder otherwise directs in the stockholder’s proxy. Where a stockholder has appropriately directed how the proxy is to be voted, it will be voted according to the stockholder’s direction. Any stockholder has the power to revoke its proxy at any time before it is voted at the annual meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder that executed it is present at the annual meeting and chooses to vote the shares represented thereby in person.

PROPOSAL 1
ELECTION OF DIRECTORS

     The annual election of the board of directors will take place at the annual meeting. The number of authorized members of the Company’s board of directors is currently seven. If Proposal 2 is approved by the stockholders, the board of directors will be divided into three classes, with Class I Directors to serve on the board of directors until the annual meeting in 2003; Class II Directors to serve on the board of directors until the annual meeting in 2004; and Class III Directors to serve on the board of directors until the annual meeting in 2005.

     If Proposal 2 is approved, and if each of the seven nominees is elected, directors Halperin and Dal Porto would be elected Class I Directors; directors Kanter and Loudon would be elected Class II Directors; and directors Abeles, Earhart and Tai would be elected Class III Directors. If Proposal 2 is not approved by the stockholders, each of the seven nominees, if elected, will serve on the board of directors until the next annual meeting or until their successors shall be duly elected and qualified in accordance with the bylaws of the Company. All nominees are currently members of the board of directors. Unless the vote is withheld by a stockholder, proxies will be voted FOR the election of the nominees listed below. If any nominee should become unavailable for election, the proxies will be voted for the election of a substitute nominee selected by the board of directors unless the number of authorized directors is reduced in accordance with the Company’s bylaws. It is not expected, however, that any nominee will be unavailable for election. Nominees receiving the greatest number of votes at the annual meeting up to the number of authorized directors will be elected. The following persons will be nominated at the annual meeting to serve as a director of the Company:

			Director
Name	Principal Occupation or Employment	Age	Since

John H. Abeles, M.D.	President of MedVest, Inc., a consulting and venture capital firm in the medical products industry since before 1990; currently serves on the boards of directors of Ampersand Medical, a publicly held medical products company, Dusa Pharmaceuticals, Inc., a public biopharmaceutical company, Encore Medical Inc., a public orthopedic products manufacturer, PharmaPrint Corp., a publicly held dietary supplements business, and Oryx Technology, Inc., a public technology management company.	57	1985

			Director
Name	Principal Occupation or Employment	Age	Since

Henry Tsutomu Tai, Ph.D., M.D.	Founder of the Company; practicing consultant in hematology and oncology since 1977; holds a Bachelor of Arts degree in Molecular Biology from Harvard University, a Ph.D. in Molecular Biology and an M.D. from the University of Southern California; currently Secretary of the Company. Dr. Tai was Chairman of the board of directors from 1985 to 1988.	59	1990

Donald M. Earhart	Chairman of the board of directors since March 1991, Chief Executive Officer since July 1990 and President of the Company since June 1990; President of Optical Division of Allergan, Inc. from 1986 to 1990.	57	1990

Jack H. Halperin, Esq	Corporate and securities attorney who has been in private practice since 1988; member of Bresler and Bab, a New York law firm from 1987 to 1988; member of Solinger, Grosz & Goldwasser, P.C. from 1981 to 1987; currently serves on the board of directors of Memry Corporation, a publicly held manufacturer of components for medical devices.	55	1991

Joel S. Kanter	President of Windy City, Inc., an investment management firm since before 1992; former Managing Director of Investor’s Washington Service, a privately held Washington D.C. based service that provides information for corporations and institutional money managers; currently serves on the boards of directors of Windy City, Inc., a private investment management firm, Encore Medical Group, Inc., a public manufacturer of orthopedic implants, Magna-Labs, Inc., a public medical products company, Mariner Post-Acute Network, Inc., a public company in the long term care industry, and Logic Devices, Inc., a public company that designs semiconductor chips.	45	1991

Erik H. Loudon	Joint-Managing Director of Columbus Asset Management Limited in London, a privately held U.K. based investment company; Director since 1978 of EHL Investment Services Limited, a private company in the British Virgin Islands providing investment management services for private clients; currently serves on the boards of directors of the following public investment funds: Blue Chip Selection Luxembourg; Emerge Capital Luxembourg and Leaf Asset Management Luxembourg; Director of Sarasin Investment Management, Ltd. a London subsidiary of Sarasin Bank, a private bank based in Switzerland from 1985 to 1989.	63	1991

James J. Dal Porto	Joined the Company in October 1989 as Controller. Promoted to Treasurer in October 1990, to Vice President of Finance and Administration in March 1991, to Executive Vice President, Chief Financial Officer in March 1993 and to Chief Operating Officer in February 1994.	49	1996

Board Committees & Meetings

     The board of directors held a total of seven meetings during the year ended December 31, 2001.

     The board of directors has an audit committee with Joel Kanter, Jack Halperin and John Abeles as its members and with Mr. Kanter as its chairman. The audit committee operates under a written charter adopted by the board of directors. All of the members of the audit committee are independent as determined by the rules of the National Association of Securities Dealers, Inc. The audit committee reviews with management and the Company’s independent public accountants such matters as the Company’s internal accounting controls and procedures, the plan and results of the audit engagement and suggestions of the accountants for improvements in accounting procedures. It considers the type and scope of services, both of an audit and a non-audit character, to be performed by the independent public accountants and reviews the respective costs related to the performance of such services. During each audit committee meeting, members of the audit committee and representatives of the accountants have an opportunity for discussions outside the presence of management, if desired. There were five audit committee meetings during the year ended December 31, 2001. See “Report of the Audit Committee” on page 25 of this proxy statement.

     The board of directors has a compensation committee with Henry Tai, Jack Halperin and Eric Loudon as its members and with Mr. Tai as its chairman. The purpose of the compensation committee is to set policy concerning board of directors compensation, to administer and grant options and other awards under the Company’s equity incentive plans and to review compensation issues concerning officers and key employees of the Company. There were four compensation committee meetings during the year ended December 31, 2001. See “Report of the Compensation Committee” on page 24 of this proxy statement.

     The Company does not have a nominating committee. All incumbent directors in 2001 attended at least 75% of the meetings of the board of directors and all committees on which they served.

Board Compensation

     Outside members of the board of directors are compensated by the Company for meetings, excluding committee meetings, attended and all members of the board of directors are reimbursed for their travel expenses. In addition, each outside member of the board of directors is paid a quarterly retainer of $1,500. In calendar year 2001, Messrs. Abeles, Halperin, Kanter, Loudon and Tai were considered to be outside members of the board of directors. The cash compensation for all of the outside directors in calendar year 2001 was comprised of $500 per meeting for telephonic attendance and $1,000 per meeting for in-person meeting attendance, plus the quarterly retainer described above. The total amount of outside directors’ fees paid by the Company in calendar year 2001 was $49,500.

     In addition, outside directors receive stock options pursuant to the Company’s 1992 Non-Employee Director Stock Option Plan, which was approved by the stockholders at the Company’s annual meeting on May 4, 1992 (and amended at the annual meeting on May 11, 1995). Under the terms of that plan, as amended, effective on the first business day of each calendar year, each outside director then serving on the board of directors is automatically granted options to purchase 10,000 shares of the Company’s common stock at an exercise price equal to the market price of the Company’s common stock on the date of grant. These options vest on a quarterly basis throughout the calendar year. Under the 1992 Non-Employee Director Stock Option Plan, new non-employee directors joining the board of directors after the first business day of the calendar year receive options to purchase a pro rated portion of the 10,000 shares. As of December 31, 2001, options to purchase 212,000 shares at exercise prices ranging from $1.38 to $3.88 per share were outstanding under the plan, of which 199,500 were exercisable. On January 2, 2002, options to purchase an additional 50,000 shares at an exercise price of $2.91 per share were issued under the plan. Options granted under the plan expire at the earlier of five years from the date of grant or two years after termination of the option holder’s status as a director.

     If the stockholders approve Proposal 3 to make non-employee directors eligible to receive grants of stock options and other stock-based awards under the I-Flow Corporation 2001 Equity Incentive Plan, and Proposal 4 to increase the number of shares available for grant under the 2001 Equity Incentive Plan by 2,250,000, the board of directors will terminate the 1992 Non-Employee Director Stock Option Plan, and instead of the pre-determined annual grants under the 1992 Non-Employee Director Stock Option Plan, each non-employee director will be eligible to receive grants of stock options and other stock-based awards at the discretion of the administrator of the 2001 Equity Incentive Plan, as more fully described in the discussion of Proposal 3 below.

PROPOSAL 2
APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

     The Company’s board of directors recommends the approval of the proposed amendment and restatement of the Company’s certificate of incorporation to provide for the classification of the board of directors into three classes of directors with staggered terms of office. A form of the certificate of incorporation, as proposed to be amended and restated, is attached hereto as Appendix A.

General

     The Company’s bylaws currently provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a company’s certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. The proposed amendment to the Company’s certificate of incorporation would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2003 annual meeting; another class would hold office initially for a term expiring at the 2004 annual meeting; and another class would hold office initially for a term expiring at the 2005 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose term expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified. See “Election of Directors” on page 2 of this proxy statement, for a description of the member composition of each class of directors if this proposal is adopted.

     Proposal 2 is not being proposed in order to prevent a change in control of the Company or the board of directors, and the board of directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the board of directors. Nonetheless, if instituted, a classified board of directors may extend the time required to effect a change in control of the board of directors through the election of directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the board of directors can be completed by stockholders holding a majority of the votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two annual meetings for stockholders holding a majority of votes cast to effectuate a change in control of the board of directors (absent resignations), because only a minority of the directors will be elected at each meeting.

     Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, or until their successors are elected and qualified. After the initial classification, directors chosen to fill vacancies on the board of directors will hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which they have been elected expires.

     Currently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the common stock. Delaware law provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company’s certificate of incorporation, as proposed to be amended, will not provide otherwise. Accordingly, if Proposal 2 is approved by the stockholders, directors will be permitted to be removed only for cause by the affirmative vote of holders of at least a majority of the outstanding shares of common stock.

Takeover Defenses Currently In Place

     Other than the proposal to institute a classified board of directors, the Company is not currently proposing to adopt any other takeover defenses. Set forth below is a description of the takeover defenses that the Company has in place at this time.

•	No cumulative voting. The Company’s certificate of incorporation does not provide for cumulative voting rights. Generally, under cumulative voting, if any stockholder has given notice of an intention to cumulate votes for the election of directors, such stockholder and any other stockholder of the Company would be entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. The absence of cumulative voting could make it difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the board of directors.

•	Power to call special stockholders’ meetings. The Company’s bylaws authorize only the board of directors, the Chairman of the board of directors and the President to call a special meeting of stockholders. Without the ability to call a special meeting, any stockholder or group of stockholders are required to wait until an annual meeting of stockholders in order to act. This may lengthen the amount of time required to take stockholder actions. As a result, the inability of stockholders to call a special meeting may deter hostile takeover attempts because of the lengthened stockholder approval process. The board of directors believes this provision enhances its opportunity to fully consider all available options and effectively negotiate in the context of a takeover attempt.

•	Power of stockholders to vote by written consent. The Company’s certificate of incorporation prohibits stockholders from acting by written consent in lieu of a meeting. Without the power to act by written consent, the time it takes for stockholders to act may increase because certain actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting and because the stockholders are required to wait until a stockholders’ meeting is held to take any action. The prospect of a lengthy approval process may deter hostile takeover attempts. The board of directors believes this provision enhances its opportunity to fully consider all available options and effectively negotiate in the context of a takeover attempt.

•	Supermajority voting requirement; bylaws. A supermajority voting requirement is one that requires greater than a simple majority of the outstanding shares of common stock of a company to approve an act or action. The Company’s certificate of incorporation contains a stockholder supermajority voting requirement with respect to the amendment of its bylaws. The vote of the holders of 80% or more of the common stock of the Company is required to amend the Company’s bylaws and to remove the supermajority voting provision regarding the stockholders ability to adopt, alter, amend or repeal the bylaws. This provision serves to preserve the existence of other takeover defenses contained in the Company’s bylaws.

•	Delaware anti-takeover law. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board of directors approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the board of directors of the Company has not taken any actions to cause the Company not to be governed by Section 203.

The Company believes that Section 203 will encourage any potential acquiror to negotiate with the board of directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Company in which all stockholders would not be treated equally. The application of Section 203 confers upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the shares of the Company over the then-current market price. Section 203 also likely has the effect of discouraging potential acquirors which are unwilling to comply with its provisions.

•	Stockholder Rights Plan. On February 26, 2002, the board of directors of the Company adopted a Stockholder Rights Plan. The plan provides for a dividend of one right to purchase fractions of shares of the Company’s Series A Preferred Stock for each share of the Company’s common stock. Under certain conditions involving an acquisition by any person or group of 15% or more of the common stock, the Rights permit the holders (other than the 15% holder) to purchase the Company’s common stock at a 50% discount upon payment of an exercise price of $30 per Right. In addition, in the event of certain business combinations, the Rights permit the purchase of the common stock of an acquiror at a 50% discount. The board of directors believes that the Stockholder Rights Plan enhances its opportunity to fully consider all available options and effectively negotiate in the context of a takeover attempt.

•	Removal of directors for cause. Delaware law provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company’s certificate of incorporation does not and, if Proposal 2 is approved, will not provide otherwise. Therefore, if Proposal 2 is adopted and the board of directors becomes classified, directors serving on the classified board of directors may only be removed for cause.

•	Nominations of director candidates and introduction of business at stockholder meetings. The Company’s bylaws include an advance notice procedure with regard to the nomination, other than by or at the direction of the board of directors, of candidates for election as directors and with regard to matters to be brought before an annual meeting or special meeting of stockholders. The nomination procedure provides that only persons nominated by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The business procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the board of directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder’s intention to bring such business before the meeting. In most cases, to be timely, notice must be received by the Company at least 60 days prior to the meeting.

By requiring advance notice of nominations by stockholders, the nomination procedure affords the board of directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board of directors, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the business procedure provides the board of directors with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the board of director’s position on such proposal, enabling stockholders to decide better whether to attend the meeting or grant a proxy to the board of directors as to the disposition of such business. Although the Company’s bylaws do not give the board of directors any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the advance notice requirements may have the effect of precluding a nomination for the election of directors or of precluding other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its stockholders.

•	Preferred Stock. The Company’s certificate of incorporation currently authorizes the issuance of 5,000,000 shares of preferred stock. On March 8, 2002, in connection with the adoption of the Company’s Stockholder Rights Plan, the Company designated 300,000 shares of preferred stock as Series A Preferred Stock, none of which shares are outstanding. The balance of the shares of preferred stock of the Company are not designated by series and none are outstanding. The board of directors of the Company has the right, without the further approval of existing stockholders, to designate one or more series and to issue shares of preferred stock of the Company. The board of directors of the Company in its discretion has the power to fix the voting rights, liquidation preferences, dividend rights, conversion rights, redemption rights, sinking-fund provisions and other privileges and restrictions of the preferred shares. Although the board of directors currently does not intend to do so, it could issue shares of preferred stock with voting and conversion rights which could adversely affect the voting power and other rights of the holders of common stock, including the loss of voting control to others, without obtaining the approval of the Company’s stockholders. The issuance of shares of preferred stock of the Company could have the effect of delaying or preventing a change in control of the Company.

Potential Advantages of a Classified Board of Directors.

     A classified board of directors is designed to assure continuity and stability in the board of directors’ leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business and operations. The board of directors believes this permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders of the Company. While the Company has not experienced such continuity problems in the past, the board of directors wishes to ensure that this experience will continue. In addition, the board of directors believes that a classified board of directors will assist the board of directors in protecting the interests of the Company’s stockholders in the event of an unsolicited offer for the Company. The board of directors also believes that this stability helps promote the creation of long-term stockholder value and that this will encourage any potential acquirer to negotiate directly with the board of directors, thereby giving the board added leverage in such negotiations.

Potential Disadvantages of a Classified Board of Directors

     A classified board of directors may increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the board of directors, even if the takeover bidder were to acquire a majority of the voting power of the Company’s outstanding common stock. It also could discourage certain takeover attempts, perhaps including some takeovers that stockholders might believe to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over the original cost of such shares. A classified board of directors will also make it more difficult for the stockholders to change the composition of the board of directors even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the board of directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the board of directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company.

VOTE REQUIRED AND BOARD RECOMMENDATION

     For Proposal 2 to be approved, it must receive the affirmative vote of the holders of the common stock who in the aggregate hold a majority of the votes eligible to be voted at the annual meeting.

     The board of directors recommends that you vote FOR Proposal 2.

PROPOSAL 3
NON-EMPLOYEE DIRECTOR AWARD ELIGIBILITY UNDER
THE I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN

General

     On February 26, 2002, the board of directors approved, subject to stockholder approval, an amendment to the I-Flow Corporation 2001 Equity Incentive Plan to include non-employee directors as eligible persons under that plan and the conditional termination of the Company’s 1992 Non-Employee Director Stock Option Plan. As of March 1, 2002, the Company’s 1992 Non-Employee Director Stock Option Plan, which provides for annual grants of stock options covering 10,000 shares to each non-employee director, had 58,900 shares remaining available for option grants. If the stockholders approve this Proposal 3, and if they also approve Proposal 4 to increase the number of shares available for grant under the 2001 Equity Incentive Plan by 2,250,000, the board of directors will terminate the 1992 Non-Employee Director Stock Option Plan and will cancel the reservation of the shares remaining under the plan. If the stockholders do not approve Proposal 3 and Proposal 4, the 1992 Non-Employee Director Stock Option Plan will not be terminated.

     If the stockholders approve Proposal 3, instead of the pre-determined annual grants under the 1992 Non-Employee Director Stock Option Plan of stock options covering 10,000 shares, each non-employee director will be eligible to receive grants of stock options and other stock-based awards at the discretion of the administrator of the 2001 Equity Incentive Plan.

Reason for Proposal

     The Company is proposing to make non-employee directors eligible to receive awards under the 2001 Equity Incentive Plan primarily to increase the convenience of administering only one equity incentive plan rather than two. As noted above, if the stockholders approve both Proposals 3 and 4, the board of directors will terminate the 1992 Non-Employee Director Stock Option Plan. As a result, the Company will only have the 2001 Equity Incentive Plan.

Summary of the 2001 Equity Incentive Plan

     The following summary of the 2001 Equity Incentive Plan, as proposed to be amended by Proposals 3 and 4, is qualified in its entirety by the terms of the 2001 Equity Incentive Plan, a copy of which (as it is proposed to be amended) is attached as Appendix B.

     Purpose. The purpose of the 2001 Equity Incentive Plan is to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders.

     Administration, Amendment and Termination. As long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, the administrator of the 2001 Equity Incentive Plan will be the Company’s Compensation Committee, composed solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 who are also “Outside Directors” as defined in the regulations adopted under Section 162(m) of the Internal Revenue Code. The administrator has the power to:

•	select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

•	interpret the 2001 Equity Incentive Plan and the rights of recipients of awards granted under the 2001 Equity Incentive Plan;

•	discontinue, suspend or amend the 2001 Equity Incentive Plan in any manner, subject to stockholder approval only where such approval is required by applicable law, rule or regulation; and

•	accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it deems advisable.

     The 2001 Equity Incentive Plan, as amended from time to time, shall, in the discretion of the administrator, apply to and govern awards granted under the 2001 Equity Incentive Plan prior to the date of such amendment, provided that the consent of an award holder is required if such amendment would alter, terminate, impair or adversely affect an award or cause the award to cease to qualify as an incentive stock option. Awards may be granted under the 2001 Equity Incentive Plan until May 17, 2011.

     Securities Subject to the 2001 Equity Incentive Plan. Currently, a total of 750,000 shares of the Company’s common stock may be issued under the 2001 Equity Incentive Plan, subject to adjustment under the plan. If the stockholders approve Proposal 4, the number of shares available for grant under the 2001 Equity Incentive Plan will increase by 2,250,000 to 3,000,000. However, if awards granted under the plan and securities underlying those awards are subject to the California Corporate Securities Law of 1968, as amended, and the rules of the California Commissioner adopted thereunder (the “California Securities Law”), and (i) the issuance of awards and securities underlying awards is not exempt from qualification under the California Securities Law and is the subject of a qualification permit issued by the California Commissioner or (ii) the Company relies upon any exemption imposing comparable requirements to those provided by Section 25102(o) of the California Securities Law to exempt the issuance of securities under this plan from qualification under the California Securities Law, this plan is a “California Regulated Plan.” The plan is not currently a California Regulated Plan. However, if the plan becomes a California Regulated Plan, the total number of shares issuable upon exercise of all outstanding awards under this plan or other stock options under other Company plans and the total number of shares subject to outstanding awards under any stock bonus or similar plan of the Company may not exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the Rules of the California Commissioner adopted under the California Corporate Securities Law of 1968, as amended.

     The Company may issue common stock under the 2001 Equity Incentive Plan from:

•	authorized but unissued shares of common stock; or

•	from previously issued shares of common stock reacquired by the Company, including shares purchased on the open market.

     The administrator may appropriately adjust the maximum number and kind of shares subject to the 2001 Equity Incentive Plan, the number and kind of shares or other securities subject to the then outstanding awards and the price for each share or other unit of any other securities subject to the then outstanding awards if the Company’s common stock is affected through any of the following:

•	merger	•	combination

•	consolidation	•	stock dividend

•	sale or exchange of assets	•	stock split

•	recapitalization	•	reverse stock split

•	reclassification	•	spin-off

•	similar transaction

     For purposes of calculating the aggregate number of shares issued under the plan, the Company will count only the number of shares actually issued upon exercise or settlement of an award and not returned to the Company upon expiration, termination or cancellation of any awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of the Company’s common stock, or if the Company withholds shares in satisfaction of the exercise price or withholding taxes payment, then the Company will reduce the number of shares of common stock available for issuance under the 2001 Equity Incentive Plan by the gross number of shares issuable upon exercise of the award, disregarding whether (i) the optionee paid the exercise price or withholding taxes relating to an award with shares of the Company’s common stock or (ii) the Company withheld shares in satisfaction of the exercise price or withholding taxes payment.

     On March 15, 2002, the closing price of the Company’s common stock on The Nasdaq Small Cap Market was $3.28 per share. As of March 15, 2002, stock options covering 706,300 shares of the Company’s common stock had been granted under the 2001 Equity Incentive Plan, consisting of stock options covering 321,963 shares granted to the Company’s executive officers and stock options covering 291,739 shares granted to the Company’s employees who are not executive officers.

     Awards Under the 2001 Equity Incentive Plan. The Company may grant the following types of awards under the 2001 Equity Incentive Plan:

•	stock options	•	stock bonuses

•	performance awards	•	stock sales

•	restricted stock	•	phantom stock

•	stock appreciation rights	•	equivalents

•	stock payments	•	other stock-based benefits

     Stock options granted under the 2001 Equity Incentive Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. However, the aggregate fair market value of stock with respect to which any recipient’s incentive stock options first become exercisable during any calendar year (under all plans of the Company and any parent or subsidiary corporation of the Company) may not exceed $100,000 (as determined on the date of grant), and may be further limited by other requirements in the Internal Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options.

     Eligibility. If the stockholders approve Proposal 3, non-employee directors, employees (including officers and directors), consultants and advisors of the Company and its affiliated entities will be eligible to receive awards under the 2001 Equity Incentive Plan. If the stockholders do not approve Proposal 3, non-employee directors will not be eligible to receive awards under the plan. As of March 15, 2002, approximately 55 persons are eligible for selection to receive awards under the 2001 Equity Incentive Plan, consisting of approximately 40 employees, 12 consultants and 3 executive officers. If the stockholders approve Proposal 3, the Company’s non-employee directors, currently numbering five, will also be eligible for selection to receive awards.

     Terms and Conditions of General Awards Under the 2001 Equity Incentive Plan. The administrator will select the recipients of awards granted under the 2001 Equity Incentive Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards. If the plan becomes a California Regulated Plan, the terms of any awards granted while the plan is a California Regulated Plan must also comply with the California Commissioner’s guidelines for options granted to and shares purchased by employees, directors and consultants, as set forth in the California Securities Laws, unless and to the extent that any such compliance is waived by the California Commissioner.

     Award Pricing. The administrator will determine the exercise or purchase price of awards granted under the 2001 Equity Incentive Plan. In addition, the exercise price for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the exercise price must not be less than the fair market value of the Company’s common stock on the date of grant, and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company.

     Award Vesting and Term. The administrator will determine the date or dates on which awards granted under the 2001 Equity Incentive Plan vest and become exercisable. In addition, the term for an incentive stock option must comply with the provisions of Section 422 of the Internal Revenue Code. Section 422 currently provides that the incentive stock option may not be exercisable after the expiration of ten years from the date of grant, or five years in the case of an incentive stock option granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company.

     Awards granted under the 2001 Equity Incentive Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder’s termination of employment or service only to the extent that the award had become exercisable on or before the date of termination. Furthermore, unless there is a specific agreement to the contrary or unless the terms of an option grant provide otherwise, stock options will generally expire and become unexercisable: (i) immediately upon termination of the recipient’s employment or service with the Company for just cause; (ii) 30 days after termination of the recipient’s employment with the Company for any reason other than just cause, death, permanent disability or normal retirement; or (iii) six (6) months after termination of the recipient’s employment or service with the Company due to death, permanent disability or normal retirement. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment or service with the Company during which options may vest and be exercised.

     Other Award Provisions. The administrator will determine any applicable performance criteria, restrictions or conditions of any award.

     Award Payments. A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award. The Company may extend or arrange for the extension of credit to any award holder to finance the award holder’s purchase of shares upon exercise of the holder’s award on terms approved by the administrator, subject to restrictions under applicable laws and regulations, or allow exercise in a broker’s transaction in which the exercise price will not be received until after exercise and subsequent sale of the underlying common stock. The administrator may, in its discretion, allow an award holder to pay the exercise price for an award by delivering the Company’s common stock.

     Nonassignability of Awards. Awards are generally not transferable by the recipient during the life of the recipient. Awards are generally exercisable during the life of a recipient only by the recipient.

     Awards Documentation. An agreement duly executed on behalf of the Company and by the recipient, or a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award, evidence awards granted under the 2001 Equity Incentive Plan.

     Rights With Respect to Common Stock. No recipient of an award under the 2001 Equity Incentive Plan or other person will have any right, title or interest in or to any shares of common stock subject to any award or any rights as a stockholder unless and until the award is duly exercised pursuant to the terms of the 2001 Equity Incentive Plan and the shares of common stock are issued to the recipient upon exercise of the award.

     Plan Provisions Regarding Changes in Control. As of the effective time and date of any change in the Company’s control, as defined in the 2001 Equity Incentive Plan, the 2001 Equity Incentive Plan and any of the then outstanding awards, whether or not vested, will automatically terminate unless:

•	provision is made in writing in connection with such transaction for the continuance of the 2001 Equity Incentive Plan and for the assumption of such awards, or for the substitution for such awards of new awards covering the securities of a successor entity or an affiliate thereof with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the 2001 Equity Incentive Plan and such outstanding awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or

•	the board of directors otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding awards (whether or not vested), including without limitation accelerating the vesting of outstanding awards or providing for the cancellation of awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such change in control had such shares been issued and outstanding immediately prior to the effective date and time of the change in control (net of the appropriate option exercise prices).

     If no action is taken with respect to outstanding awards prior to the effective time of any change in control of the Company, and, as a result, awards under the plan are set to terminate by reason of the occurrence of a change in control, then any recipient holding outstanding awards shall have the right, immediately prior to the consummation of the change in control, to exercise the recipient’s awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

     Plan Provisions Regarding Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to each of its Chief Executive Officer and other four most highly compensated officers, including any compensation relating to an award under the 2001 Equity Incentive Plan. To prevent compensation relating to an award under the 2001 Equity Incentive Plan from being subject to the $1,000,000 limit of Internal Revenue Code Section 162(m), the 2001 Equity Incentive Plan provides that no employee shall be granted any awards with respect to more than 750,000 shares of common stock in any one calendar year; provided however, that this limitation shall not apply if it is not required in order for the compensation attributable to awards to qualify as performance-based compensation under 162(m) of the Internal Revenue Code and the regulations thereunder.

     Further, if it is intended that an award qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code and the regulations thereunder, and the amount of the compensation an eligible person could receive under the award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any dividend equivalents related to the award shall not be made contingent on the exercise of the award.

     Finally, if Internal Revenue Code Section 162(m) would otherwise apply and if the amount of compensation an eligible person would receive under an award is not based solely on an increase in the value of the Company’s underlying common stock after the date of grant or award, the administrator can condition the grant, vesting, or exercisability of such an award on the attainment of a preestablished objective performance goal (a “Performance Award”). For this purpose, a preestablished objective performance goal may include one or more of the following performance criteria:

•	cash flow

•	earnings per share, including earnings before interest, taxes and amortization

•	return on equity

•	total stockholder return

•	return on capital

•	return on assets or net assets

•	income or net income

•	operating margin

•	return on operating revenue

•	any similar performance criteria

The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any eligible person that is intended to satisfy the requirements for performance-based compensation under Internal Revenue Code Section 162(m) and the regulations thereunder shall not exceed $2 million.

Tax Information

     The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2001 Equity Incentive Plan will vary depending upon the specific facts and circumstances involved.

     Incentive Stock Options. Except as discussed below, under federal income tax law, a recipient of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the recipient exercises the option while the recipient is an employee of the Company (or of any parent or subsidiary corporation of the Company) or within three months following termination of the recipient’s employment (or within one year, if termination was due to a permanent and total disability).

     If the recipient of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date the Company transfers those shares to the recipient or within two years after the date the Company grants the incentive stock option to the recipient, then:

•	if the recipient’s sales price exceeds the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the shares on the date of exercise over the purchase price paid for the shares upon exercise of the incentive stock option; or

•	if the recipient’s sales price is less than the purchase price paid for the shares upon exercise of the incentive stock option, the recipient will recognize a capital loss equal to the excess of the purchase price paid for the shares upon exercise of the incentive stock option over the sales price of the shares.

     If the recipient sells shares acquired upon exercise of an incentive stock option at any time after the recipient has held the shares for at least one year after the date the Company transfers the shares to the recipient pursuant to the recipient’s exercise of the incentive stock option and at least two years after the date the Company grants the recipient the incentive stock option, then the recipient will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares upon exercise of the incentive stock option.

     The amount by which the fair market value of shares the recipient acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will be included as a positive adjustment in the calculation of the recipient’s “alternative minimum taxable income” in the year of exercise. The “alternative minimum tax” will generally equal the amount by which 26% or 28% (depending upon the amount of the recipient’s alternative minimum taxable income reduced by certain exemption amounts) of the recipient’s alternative minimum taxable income (reduced by certain exemption amounts) exceeds the recipient’s regular income tax liability for the year. Before exercising an incentive stock option, a recipient should determine whether and to what extent exercise of an incentive stock option will result in alternative minimum tax in the year of exercise.

     In the case of an early disposition of shares by a recipient that results in the recognition of ordinary income, the Company will be entitled to a deduction equal to the amount of such ordinary income. If the recipient holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, the Company is not entitled to any deduction.

     Non-qualified Stock Options. The Company’s grant of a non-qualified stock option to a recipient is generally not a taxable event for the recipient. Upon the exercise of a non-qualified stock option, the recipient will generally recognize ordinary income equal to the excess of the fair market value of the shares the recipient acquires upon exercise (determined as of the date of exercise) over the purchase price paid for the shares upon exercise of the non-qualified stock option. The Company generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the recipient’s subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the recipient’s holding period after exercise. If the recipient is an “insider” (as defined below), the recipient is advised to consult a tax advisor about the possibility of making an election under Section 83(b) of the Internal Revenue Code upon exercise of a non-qualified stock option.

     Stock Appreciation Rights and Phantom Stock. Generally, the holder of a stock appreciation right or phantom stock award will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the holder receives payment. If the Company places a limit on the amount that will be payable under a stock appreciation right, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation right at the time the value of such right equals such limit and the stock appreciation right is exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the holder.

     Stock Purchase Rights—Restricted Stock. Under the 2001 Equity Incentive Plan, the Company is authorized to grant rights to purchase the Company’s restricted common stock subject to a right to repurchase such stock at the price paid by the participant if the participant’s employment or service relationship with the Company terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to a participant upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the participant will be taxed at ordinary income rates at the time the Company’s repurchase rights expire or are removed on an amount equal to the excess of the fair market value of the stock at that time over the amount the participant paid to acquire such stock. A participant who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is made within thirty days after the participant’s acquisition of the stock, the participant is taxed at ordinary income rates in the year in which the participant acquires the restricted stock. The ordinary income the participant must recognize is equal to the excess of the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions) over the amount that the participant paid to acquire such stock. If a participant makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the participant generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the fair market value of the stock at the time of the participant’s acquisition of the stock (determined without regard to the restrictions). In the event that a participant forfeits restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the participant ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the participant at the time of such forfeiture is less than the participant’s purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by a participant.

     Other Awards. In addition to the types of awards described above, the 2001 Equity Incentive Plan authorizes certain other awards that may include payments in cash, the Company’s common stock, or a combination of cash and common stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such award at the earliest time at which the participant has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock to a participant under the 2001 Equity Incentive Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the participant. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the participant will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of such stock on the date of the sale or grant over the amount, if any, that the participant paid for such stock. Stock that at the time of receipt by a participant is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

     Withholding. In the event that an optionee or other recipient of an award under the 2001 Equity Incentive Plan is an employee of the Company, the Company generally will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such optionee or other award recipient in connection with stock options or other awards under the 2001 Equity Incentive Plan.

     Special Rules Applicable to “Insiders.” If a recipient of an award is an “insider” (a director, officer or other individual subject to Section 16 of the Exchange Act), the recipient may be required to defer determination of the amount of income and the timing of income recognition in connection with an award under the plan, and the beginning of the holding period for any shares the recipient receives, until the expiration of any period during which the recipient would be restricted from disposing of any shares the recipient received. The recipient will not be required to defer these determinations if the recipient makes a valid election under Section 83(b) of the Internal Revenue Code. If a recipient is an insider, the recipient is advised to consult a tax advisor to determine the tax consequences of exercising options granted to the recipient under the plan.

     Certain Additional Rules Applicable to Awards. The terms of awards granted under the 2001 Equity Incentive Plan may provide for accelerated vesting in connection with a change in control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Internal Revenue Code. Under these provisions, a participant will be subject to a 20% excise tax on any “excess parachute payments” and the Company will be denied any deduction with respect to such payment. Participants are advised to consult their tax advisors as to whether accelerated vesting or payment of an award in connection with a change in the Company’s control would give rise to an excess parachute payment.

     The Company generally is entitled to a deduction equal to the ordinary income recognized by a recipient in connection with an award. However, the Company’s deduction (including the deduction related to ordinary income recognized by a recipient) for compensation paid to the Chief Executive Officer and the other four most highly compensated officers may be limited to $1 million per person annually. Depending on the nature of the award, all or a portion of the ordinary income attributable to certain awards granted under the 2001 Equity Incentive Plan may be included in the compensation subject to such deduction limitation.

     Special rules will apply in cases where a recipient pays the exercise price of the award or applicable withholding tax obligations under the 2001 Equity Incentive Plan by delivering any previously-owned common stock of the Company or by reducing the number of shares of common stock otherwise issuable pursuant to the award. Participants who contemplate taking any such action are advised to consult with their personal tax advisors regarding the tax consequences of such action.

Participation in the 2001 Equity Incentive Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

     The administrator has the discretion to determine which eligible persons will receive awards under the plan. Non-employee directors are not currently eligible to receive awards under the 2001 Equity Incentive Plan. However, if the stockholders approve Proposal 3, non-employee directors will be eligible to receive awards under the 2001 Equity Incentive Plan at the discretion of the plan administrator. Future participation in the 2001 Equity Incentive Plan by executive officers, directors and other employees is not determinable, nor can it be determined what benefits would have been received by or allocated to non-employee directors had they been eligible to receive awards under the 2001 Equity Incentive Plan during fiscal year ended December 31, 2001.

VOTE REQUIRED AND BOARD RECOMMENDATION

     For Proposal 3 to be approved, it must receive the affirmative vote of a majority of the Company’s outstanding shares present in person or by proxy at the annual meeting.

     The board of directors recommends that you vote in FOR Proposal 3.

PROPOSAL 4
APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR
GRANT UNDER I-FLOW CORPORATION 2001 EQUITY INCENTIVE PLAN

General

     As of March 15, 2002, 706,300 shares underlying options have been awarded under the 2001 Equity Incentive Plan. As a result, 43,700 shares remain available for future grants of awards pursuant to the 2001 Equity Incentive Plan. On February 26, 2002, the board of directors approved, subject to stockholder approval, an amendment to the 2001 Equity Incentive Plan to increase the number of shares available under that plan from 750,000 to 3,000,000 (subject to anti-dilution adjustments). If the Company’s stockholders approve Proposal 4, an additional 2,250,000 shares of the Company’s common stock (subject to anti-dilution adjustments) will be reserved for issuance under the 2001 Equity Incentive Plan.

Reason for Proposal

     As noted above, as of March 15, 2002, 43,700 shares remained available for future grants of awards under the 2001 Equity Incentive Plan. If the stockholders approve proposal 3, the Company’s non-employee directors will become eligible to receive grants under the plan. Because the 2001 Equity Incentive Plan is used to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders, it is important that the Company have a sufficient number of shares available under the 2001 Equity Incentive Plan for future grants of awards. By approving Proposal 4, the stockholders will enable the Company to satisfy its requirements in this regard as currently anticipated by management.

Summary of the 2001 Equity Incentive Plan

     Please see the summary of the material provisions of the 2001 Equity Incentive Plan described under the heading “Summary of the 2001 Equity Incentive Plan” beginning on page 9.

Participation in the 2001 Equity Incentive Plan by Executive Officers, Directors and Other Employees; Interest of Certain Persons in Matters to be Acted Upon

     The administrator has the discretion to determine which eligible persons will receive awards under the plan. Non-employee directors are not currently eligible to receive awards under the 2001 Equity Incentive Plan. However, if the stockholders approve Proposal 3, non-employee directors will be eligible to receive awards under the 2001 Equity Incentive Plan, at the discretion of the plan administrator. If the stockholders approve Proposal 4,

2,250,000 shares will be available for grant of awards to eligible persons under the plan. The amount and timing of such awards are not determinable at this time. Future participation in the 2001 Equity Incentive Plan by executive officers, directors and other employees and consultants is not determinable, nor can it be determined what additional benefits would have been received by or allocated to executive officers, non-employee directors or other employees consultants had there been 2,250,000 additional shares reserved for issuance under the 2001 Equity Incentive Plan during the fiscal year ended December 31, 2001.

VOTE REQUIRED AND BOARD RECOMMENDATION

     For Proposal 4 to be approved, it must receive the affirmative vote of a majority of the Company’s outstanding shares present in person or by proxy at the annual meeting.

     The board of directors recommends that you vote in FOR Proposal 4.

PROPOSAL 5
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Our board of directors has again selected Deloitte & Touche LLP to serve as our independent accountants for the fiscal year ending December 31, 2002. Deloitte & Touche LLP has served as our auditor since 1987. Representatives of Deloitte & Touche LLP are expected to be at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Reasons for the Proposal

     Selection of our independent accountants is not required to be submitted for stockholder approval. Nonetheless, our board of directors is seeking ratification of its selection of Deloitte & Touche LLP from our stockholders as a matter of further involving the Company’s stockholders in its corporate affairs. If the stockholders do not ratify this selection, the board of directors will reconsider its selection of Deloitte & Touche LLP and will either continue to retain this firm or appoint new auditors upon recommendation of the Audit Committee. Even if the selection is ratified, the Audit Committee and our board of directors, in their discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of the Company’s stockholders.

VOTE REQUIRED AND BOARD RECOMMENDATION

     For Proposal 5 to be approved, it must receive the affirmative vote of a majority of the Company’s outstanding shares present in person or by proxy at the annual meeting.

     The board of directors recommends that you vote in FOR Proposal 5.

EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation for services rendered in all capacities during the fiscal years ended December 31, 2001, 2000 and 1999 of the Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

					Long-Term
					Compensation Awards
		Annual Compensation			Securities
					Underlying	All Other
				Bonus	Options	Compensation
Name and Principal Position	Year	Salary ($)		($) (a)	(#)(b)	($) (c)

Donald M. Earhart (d)	2001	$329,151		$100,000	174,291	$17,706
President & Chief Executive	2000	298,200		140,000	243,282	17,051
Officer	1999	252,000		75,000	299,132	11,611
James J. Dal Porto (d)	2001	$192,005		$75,000	114,170	$4,459
Executive Vice President &	2000	173,950		85,000	141,407	3,513
Chief Operating Officer	1999	147,000		100,000	107,169	5,022
James R. Talevich (d)	2001	$146,192		$21,000	33,502	$1,887
Treasurer & Chief Financial	2000	52,769	(e)	—	144,532	465
Officer	1999	—		—	—	—

(a)	Cash bonuses shown for each year represent amounts earned for each year but paid in the subsequent year.

(b)	Unless stated otherwise, the option awards shown for each year were earned in the current year and formally granted in the subsequent year. The 2001 option award to Mr. Earhart included options to purchase 24,291 shares pursuant to a deferred compensation program under which stock options are received in lieu of a portion of the cash bonus awarded in the fiscal year. The deferred cash bonus amount of $60,000 will be paid by the Company only upon the exercise of the related stock option to purchase 24,291 shares of the Company’s common stock. The 2000 option award to Mr. Earhart included options to purchase 113,282 shares representing a deferred cash bonus of $145,000. The 1999 option award to Mr. Earhart included options to purchase 107,132 shares representing a deferred cash bonus of $361,033. The 2001 option award to Mr. Dal Porto included options to purchase 14,170 shares representing a deferred cash bonus of $35,000. The 2000 option award to Mr. Dal Porto included options to purchase 66,407 shares representing a deferred cash bonus of $85,000. The 1999 option award to Mr. Dal Porto included options to purchase 43,169 shares representing a deferred cash bonus of $145,478. The 2001 option award to Mr. Talevich included options to purchase 8,502 shares representing a deferred cash bonus of $21,000. The 2000 option award to Mr. Talevich included options granted during fiscal 2000 to purchase 75,000 shares, and options granted during fiscal 2001 to purchase 69,532 shares, of which 19,532 shares represented a deferred cash bonus of $25,000.

(c)	The amount shown for Mr. Earhart in 2001 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $2,946 and term life insurance premiums of $14,760. The amount shown for Mr. Dal Porto in 2001 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $2,169 and term life insurance premiums of $2,290. The amount shown for Mr. Talevich in 2001 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan. The amount shown for Mr. Earhart in 2000 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $2,898 and term life insurance premiums of $14,153. The amount shown for Mr. Dal Porto in 2000 represents Company matching contributions to the I-Flow Corporation Retirement Savings Plan of $2,053 and term life insurance premiums of $1,460. The amount shown for Mr. Talevich in 2000 represents Company matching contributions to the I-Flow Corporation Retirement Savings

Plan. Amounts shown for 1999 represent insurance premiums paid by the Company in the 1999 calendar year for term life insurance for the benefit of the executives.

(d)	Terms and conditions of employment of Mr. Earhart, Mr. Dal Porto and Mr. Talevich are outlined in Employment Agreements they have with the Company which are described under the caption “Employment and Change in Control Agreements” beginning on page 21.

(e)	Mr. Talevich began working for the Company on August 9, 2000. As a result, the $52,769 paid to Mr. Talevich in 2000 represents only a partial year’s salary.

     The following table shows information regarding stock options granted to the named executive officers during fiscal year 2001.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

	Number of	% of Total Options
	Securities	Granted to
	Underlying	Employees	Exercise or Base	Market Price Per
	Options Granted	in Fiscal Year	Price	Share on Date of		Grant Date
Name	(#)(a)	2001(b)	($/Share)	Grant ($/Share)	Expiration Date	Present Value ($)(c)

Donald M. Earhart	243,282	17.3%	$1.28	$1.50	1/1/11	$287,889
James J. Dal Porto	141,407	10.1%	$1.28	$1.50	1/1/06	$158,447
James R. Talevich	69,532	5.0%	$1.28	$1.50	1/1/06	$77,911

(a)	Stock options granted in the fiscal year 2001 were based on performance for the fiscal year 2000. These options vest over a period of either three or five years. All options become immediately exercisable upon a change in control of the Company.

(b)	Based on a total of 1,402,629 options granted to employees during the fiscal year 2001, which amount includes stock options granted to officers in lieu of cash bonuses.

(c)	The present value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model assuming 90% volatility, a risk-free interest rate of 4.75% and an expected life of 5 years.

     The following table shows certain information concerning stock option exercises by named executive officers during fiscal year 2001 and the value of options held by such executives at 2001 year end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

				Number of Securities		Value of Unexercised
				Underlying Unexercised		In-The-Money Options at
				Options at Fiscal Year-End		Fiscal Year End
	Shares Acquired on	Value
	Exercise	Realized		Exercisable	Unexercisable	Exercisable	Unexercisable
Name	(#)	($)		(#)	(#)	($)(a)	($)(a)

Donald M. Earhart	205,894	$(62,391	)(b)	1,285,259	328,905	$1,096,790	$308,719
James J. Dal Porto	—	—		192,625	236,809	118,123	278,667
James R. Talevich	—	—		22,638	121,894	—	116,118

(a)	Value of unexercised in-the-money options is based on the Nasdaq last sale price on December 31, 2001 of $2.95 per share.

(b)	While Mr. Earhart received 205,894 shares upon the exercise of options, the “value realized” amount is negative because a number of the options exercised by him had a stated exercise price greater than the fair market value of the underlying shares on the date of exercise. The options exercised for amounts greater than fair market value were granted to Mr. Earhart in lieu of a cash bonus pursuant to the Company’s deferred compensation program. Under the program, the exercise price was paid by the Company.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

     Donald Earhart. Mr. Earhart joined the Company in May 1990 as the Chief Operating Officer. He became the President of the Company in June 1990, the Chief Executive Officer of the Company in July 1990 and the Chairman of the board of directors in March 1991. Upon the commencement of his employment, Mr. Earhart entered into a written employment agreement with the Company which was subsequently amended in June 2001. The employment agreement, as amended, is renewable annually at the discretion of the board of directors. Pursuant to the employment agreement, Mr. Earhart receives a minimum base salary which is subject to adjustment upward by the board of directors, plus a bonus to be determined annually by the board of directors based upon attainment of goals set by the board. Mr. Earhart also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. The Company provides Mr. Earhart with a life insurance policy providing coverage equal to at least two times his annual base salary. Mr. Earhart’s employment agreement also provides for a severance payment if he is terminated without cause of if he resigns because his job location is transferred without his consent. The severance payment includes a cash payment equal to three times the sum of (i) his annual salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the previous three full fiscal years. In addition, he is entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, together with any and all deferred and unpaid bonus amounts earned by Mr. Earhart prior to his termination. Lastly, all options granted to Mr. Earhart prior to the termination without cause remain exercisable for the remainder of their term, and he is entitled to receive three years of continued participation in the Company’s group medical insurance programs unless coverage is obtained through another employer. Mr. Earhart’s employment agreement provides that he is entitled to receive whatever additional severance payments he would qualify for under the terms of his separate agreement with the Company regarding a change in control, which was entered into in June 2001.

     James Dal Porto. In June 2001, Mr. Dal Porto entered into an amended and restated employment agreement with the Company. It provides for an initial base salary of $194,040, subject to adjustment upward by the board, plus a bonus to be determined in accordance with the terms of each year’s management bonus program as reasonably determined by the board of directors. Mr. Dal Porto also receives other benefits, such as insurance coverage, an automobile allowance and paid vacation. The Company provides Mr. Dal Porto with a life insurance policy providing coverage equal to at least two times his annual base salary. Mr. Dal Porto’s employment agreement also provides that he is entitled to a severance payment if he is terminated without cause or if he resigns his employment because his job location is transferred without his prior consent. The severance payment is a cash payment equal to two times the sum of (i) his annual salary plus (ii) an amount equal to the average annual bonus earned by Mr. Dal Porto in the previous three full fiscal years. He is also entitled to receive any bonus, or relevant portion thereof, earned for the fiscal year in which he is terminated. Upon a qualifying termination, Mr. Dal Porto’s unvested and outstanding stock options immediately become fully vested and exercisable for their remaining term. Finally, he is entitled to receive two years of continued participation in the Company’s group medical insurance programs, unless coverage is obtained through another employer. Mr. Dal Porto’s employment agreement provides that he is entitled to receive whatever additional severance payments that he would qualify for under the terms of his separate agreement with the Company regarding a change in control, which was entered into in June 2001.

     James Talevich. James Talevich joined the Company on August 9, 2000 as the Chief Financial Officer. Mr. Talevich entered into a written employment agreement with the Company that provides that he is entitled to a severance payment if he is terminated without cause, or if he resigns after being asked to accept a significant change in job responsibility that is clearly a demotion, relocate in order to remain employed or accept a reduction in salary or benefits. The amount of his severance payment is equal to six months of his base annual salary plus immediate vesting of all stock options granted up to the time of termination of his employment, with the exercise period for such options being no less than one year from the date of his termination. Amounts payable to Mr. Talevich upon a change in control of the Company are generally governed by his change in control agreement, which was entered into in June 2001.

Change In Control Agreements

     Donald Earhart. In June 2001, Mr. Earhart entered into a change in control agreement with the Company which provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control of the Company. The severance benefits are payable if his employment with the Company is terminated within 90 days prior to or three years following a change of control, unless Mr. Earhart is terminated for cause or the termination is the result of Mr. Earhart’s voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

     Mr. Earhart’s severance benefits generally consist of a lump sum cash payment equal to three times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for three years under the Company’s group medical insurance programs unless coverage is obtained through another employer. In addition, Mr. Earhart’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Earhart shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Earhart under the change in control agreement is in lieu of any severance payments that he might otherwise receive from the Company in the event of a change in control; provided, however, that if Mr. Earhart is terminated within 90 days prior to or three years after a change in control as a result of a disability, then Mr. Earhart’s benefits will be governed by his employment agreement.

     James Dal Porto. In June 2001, Mr. Dal Porto entered into a change in control agreement with the Company which provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control of the Company. The severance benefits are payable if his employment with the Company is terminated within 90 days prior to or two and one-half years following a change of control, unless Mr. Dal Porto is terminated for cause or the termination is the result of Mr. Dal Porto’s voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

     Mr. Dal Porto’s severance benefits generally consist of a lump sum cash payment equal to two and one-half times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two and one-half years under the Company’s group medical insurance programs unless coverage is obtained through another employer. In addition, Mr. Dal Porto’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Dal Porto shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Dal Porto under the change in control agreement is in lieu of any severance payments that he might otherwise receive from the Company in the event of a change in control; provided, however, that if Mr. Dal Porto is terminated within 90 days prior to or two and one-half years after a change in control as a result of a disability, then Mr. Dal Porto’s benefits will be governed by his employment agreement.

     James Talevich. In June 2001, Mr. Talevich entered into a change in control agreement with the Company which provides for the payment of severance benefits in the event that his employment is terminated in connection with a change in control of the Company. The severance benefits are payable if his employment with the Company is terminated within 90 days prior to or two years following a change of control, unless Mr. Talevich is terminated for cause or the termination is the result of Mr. Talevich’s voluntary resignation (which does not include resignations stemming from a material adverse change in responsibilities, status, compensation, authority or location of work place) or his death or disability.

     Mr. Talevich’s severance benefits generally consist of a lump sum cash payment equal to two times the sum of (i) his annual base salary in effect at the time of termination plus (ii) an amount equal to the average annual bonus earned in the three previous full fiscal years. He is also entitled to receive any bonus, or pro rata portion thereof, earned for the fiscal year in which he is terminated, and coverage for two years under the Company’s group medical insurance programs unless coverage is obtained through another employer. In addition, Mr. Talevich’s change in control agreement provides that an additional payment will be made to him if he is required to pay excise taxes in connection with his receipt of the foregoing benefits, such that the net amount received by Mr. Talevich shall be equal to the total payments he would have received had the tax not been incurred by him. The severance payment to Mr. Talevich under the change in control agreement is in lieu of any severance payments that he might otherwise receive from the Company in the event of a change in control.

REPORT OF THE COMPENSATION COMMITTEE

     This report is being included pursuant to the Securities and Exchange Commission rules designed to enhance disclosure of public companies’ executive compensation policies. This report addresses the Company’s compensation policies for fiscal year 2001 as they affected the Chief Executive Officer and the Company’s other named executive officers in this proxy statement.

     Compensation Philosophy. The Compensation Committee of the board of directors is responsible for establishing, reviewing and revising the Company’s executive compensation programs and policies. The Compensation Committee is composed of three non-employee directors and administers the Company’s executive compensation programs, including the Company’s stock incentive plans. The Company’s executive compensation program is designed to provide competitive levels of base compensation in order to attract, retain and motivate high quality employees, tie individual total compensation to individual performance and the success of the Company, and align the interests of the Company’s executive officers with those of its stockholders. In 2001, the Company’s executive compensation program primarily consisted of base salary, annual cash bonuses and stock option grants.

     Executive Compensation Components. The Compensation Committee attempts to set base salary for the Company’s executive officers at levels that are competitive with compensation paid to top executives of similarly situated companies, and not significantly below cash compensation available to the Company’s key executives through alternative employment. However, because of the Company’s current and historical need to conserve its cash resources, a significant portion of the rewards for Company or individual performance has generally taken the form of stock-based awards. Additionally, in accordance with the Company’s compensation philosophy that total compensation should vary with Company performance, a large part of each executive officer’s potential total compensation is dependent on the performance of the Company as measured through its performance-based compensation program as set forth below.

     The Company has a short-term corporate officers’ incentive plan in which corporate officers participated in fiscal year 2001, the Corporate Officer Incentive Plan (the “COIP”). The COIP focuses participants (those individuals holding the offices of Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) on achieving key financial and strategic objectives that are expected to lead to the creation of value for the Company’s stockholders and provide participants the opportunity to earn cash bonuses and stock option awards commensurate with performance. The COIP establishes predetermined performance goals and target awards for the Company on an annual basis. Actual performance compared to these goals determines the percentage used to calculate the bonus pool for cash bonuses and stock option grants at the end of the year. The COIP is annually reviewed and approved early in the fiscal year by the Compensation Committee and the board of directors. In determining the allocation of awards from the bonus pool to individual executive officers, the Compensation Committee, with the input of the Company’s Chief Executive Officer, emphasizes Company performance and the contributions made by those individuals to that performance. The Compensation Committee believes that such a retrospective analysis is most appropriate and practicable for an enterprise like the Company, which experiences many changes and operates in an uncertain environment and without the same types of standard measures of performance as are available to more seasoned companies.

     The Compensation Committee administers the Company’s 2001 Equity Incentive Plan, pursuant to which the Company may grant various stock-based awards intended to compensate Company personnel and align the interests of the recipients with those of the Company’s stockholders. To date, only stock options have been granted under the plan.

     Because of the Company’s desire to conserve cash, the Compensation Committee has used stock options to reward executives for individual and Company performance and to provide incentives for pursuit of the Company’s goals. The Compensation Committee believes that these grants serve two purposes. First, they help to make up for any discrepancy between the cash compensation paid by the Company and salaries and bonuses available from other employers who would compete for the services of the Company’s executives. Second, the option grants are intended to give the recipients a meaningful stake in the Company’s long-term performance, with any ultimate realization of significant value from those options being commensurate with returns on investments in the Company’s stock.

     Chief Executive Officer Compensation. The Company faces significant challenges in the coming years and will rely heavily upon the Chief Executive Officer for leadership, strategic direction and operational effectiveness. The Company’s long-term goals include succeeding in expanding its domestic and international marketing and sales distribution network, forming additional strategic alliances and building a strong organization to support the Company’s anticipated growth. The Chief Executive Officer will have ultimate responsibility for these goals as part of maximizing stockholders’ returns on their investments in the Company and the Compensation Committee believes stockholders are best served if the Chief Executive Officer has significant incentives to meet these expectations.

COMPENSATION COMMITTEE Henry Tsutomu Tai, Ph.D., M.D., Chairman Erik H. Loudon Jack H. Halperin, Esq.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Henry Tsutomu Tai, a member of the Company’s Compensation Committee, has been the Secretary of the Company since 1990. Dr. Tai does not receive any compensation from the Company for his services as Secretary.

INDEBTEDNESS OF MANAGEMENT

     During June 2001, the Company loaned Mr. Earhart $150,000 for personal use. The unsecured promissory note bears interest at 5.58% per annum and is required to be repaid in full by June 2011. Payments are made by Mr. Earhart through bi-weekly payroll deductions. As of December 31, 2001, the amount due to the Company under the note was approximately $144,000. Also during 2001, the Company made an additional loan to Mr. Earhart totaling $250,000. The principal amount of the loan did not bear any interest. This loan was repaid in full during 2001.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the board of directors has reviewed and discussed the audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountant the independent accountant’s independence. In addition, the Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Joel S. Kanter, Chairman Jack H. Halperin John H. Abeles, M.D.

INDEPENDENT AUDITOR FEES FOR FISCAL YEAR 2001

     Audit Fees. The independent auditor of the Company during the year ended December 31, 2001 was Deloitte & Touche LLP. The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company’s annual financial statements for the most recent fiscal year and for the reviews of the Company’s financial statements included in its quarterly reports on Form 10-Q during the year 2001 was $165,900.

     All Other Fees. The aggregate fees billed for all other services rendered to the Company by Deloitte & Touche LLP during the year 2001 was $37,707. These non-audit fees relate to tax services performed for the Company.

STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company’s common stock for the five years ended December 31, 2001 with The Nasdaq Stock Market Composite Index and the Surgical and Medical Instruments and Apparatus Industry Index (SIC Code 3841). The graph assumes that $100 was invested on January 1, 1997 in the Company’s common stock and each index and that all dividends were reinvested. No cash dividends have been declared on the Company’s common stock. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s common stock.

	1/1/97	1/1/98	1/1/99	1/1/00	1/1/01	1/1/02

I-Flow Corporation	100.00	62.13	22.43	72.98	27.57	54.23
Industry Index	100.00	114.10	127.03	153.85	158.72	174.37
Nasdaq Market Index	100.00	122.48	172.70	320.87	193.00	153.15

PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The table below sets forth information regarding the beneficial ownership of the outstanding common stock as of March 15, 2002 of (i) each of the Company’s directors and nominees and each of the executive officers named in the summary compensation table found elsewhere in this proxy statement, (ii) each person known by the Company to be the beneficial owner of more than 5% of Company common stock and (iii) all of the Company’s directors and executive officers as a group. Unless otherwise indicated, and except for voting and investment powers held jointly with a person’s spouse, the Company believes that the beneficial owner has sole voting and investment power over such shares. As of March 15, 2002, there were 15,321,390 shares of common stock outstanding.

	Number of Shares of		Percentage of Shares
Name of	Common Stock		of Common Stock
Beneficial Owner(1)	Beneficially Owned		Beneficially Owned (%)

Donald M. Earhart	1,641,065	(2)	9.9%
John H. Abeles, M.D.	415,419	(3)	2.7
James J. Dal Porto	340,076	(4)	2.2
Jack H. Halperin	63,050	(5)	*
Joel S. Kanter	143,600	(6)	*
Erik H. Loudon	31,500	(7)	*
James R. Talevich	65,972	(8)	*
Henry Tsutomu Tai, Ph.D., M.D.	512,967	(9)	3.3
All Directors and Executive Officers as a group (8 Persons)	3,213,649	(10)	18.7

*	Less than 1%

     (1)  Unless otherwise indicated, the address of each person in this table is c/o I-Flow Corporation, 20202 Windrow Drive, Lake Forest, California 92630.

     (2)  Includes (i) 287,194 shares of common stock held of record by Mr. Earhart, (ii) 26,073 shares of common stock held of record by Mr. Earhart’s immediate family and (iii) 1,327,798 shares of common stock issuable upon the exercise of stock options held by Mr. Earhart which are exercisable within 60 days. Does not include 277,366 shares issuable upon exercise of stock options granted to Mr. Earhart, but not exercisable within 60 days.

     (3)  Includes (i) 371,519 shares of common stock held of record by Northlea Partners Ltd., a limited partnership, of which Dr. Abeles is the general partner (as to which Dr. Abeles disclaims beneficial ownership except to the extent of his pecuniary interest) and (ii) 43,900 shares of common stock issuable upon exercise of stock options held by Northlea Partners, Ltd. which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of options granted to Northlea Partners, Ltd., but not exercisable within 60 days.

     (4)  Includes (i) 105,808 shares of common stock held of record by Mr. Dal Porto and (ii) 234,268 shares of common stock issuable upon exercise of stock options held by Mr. Dal Porto which are exercisable within 60 days. Does not include 184,508 shares issuable upon exercise of stock options granted to Mr. Dal Porto, but not exercisable within 60 days.

     (5)  Includes (i) 13,450 shares of common stock held of record by Mr. Halperin, and (ii) 49,600 shares of common stock issuable upon exercise of stock options held by Mr. Halperin which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Halperin, but not exercisable within 60 days.

     (6)  Includes (i) 93,000 shares of common stock held of record by Windy City, Inc., a corporation having Mr. Kanter as its President, (ii) 1,000 shares of common stock held of record by Mr. Kanter’s immediate family and (iii) 49,600 shares of common stock issuable upon exercise of options held by Windy City, Inc. which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Windy City, Inc., but not exercisable within 60 days.

     (7)  Includes (i) 4,000 shares of common stock held of record by Mr. Loudon and (ii) 27,500 shares of common stock issuable upon exercise of stock options held by Mr. Loudon, which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Mr. Loudon, but not exercisable within 60 days.

     (8)  Includes (i) 24,500 shares of common stock held of record by Mr. Talevich and (ii) 41,472 shares of common stock issuable upon exercise of stock options held by Mr. Talevich, which are exercisable within 60 days. Does not include 103,060 shares issuable upon exercise of stock options granted to Mr. Talevich, but not exercisable within 60 days.

     (9)  Includes (i) 459,067 shares of common stock held of record by Dr. Tai and (ii) 53,900 shares of common stock issuable upon exercise of stock options held by Dr. Tai which are exercisable within 60 days. Does not include 7,500 shares issuable upon exercise of stock options granted to Dr. Tai, but not exercisable within 60 days. The shares and options listed include shares held by: (i) Henry Tsutomu Tai, M.D. Pension Plan, of which Dr. Tai is the beneficiary, (ii) Dr. Tai’s wholly owned corporation, Henry Tsutomu Tai, M.D., Inc. and (iii) Dr. Tai individually. Dr. Tai has sole voting and dispositive power with respect to all shares.

     (10)  Includes (i) 142,600 shares of common stock, including options exercisable within 60 days, beneficially owned by Windy City, Inc., a corporation having Mr. Kanter as its President, which are also included above in the beneficial ownership of Mr. Kanter and (ii) 415,419 shares of common stock, including options exercisable within 60 days, beneficially owned by Northlea Partners Ltd., which are also included above in the beneficial ownership of Dr. Abeles. Does not include 602,434 shares of common stock issuable upon exercise of stock options held by certain officers and directors, which are not exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company’s knowledge, no person subject to Section 16 of the Exchange Act failed to file on a timely basis reports regarding the Company’s securities required by Section 16(a) of the Exchange Act during the most recent fiscal year.

INCORPORATION BY REFERENCE

     In our filings with the Securities and Exchange Commission, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, so that information should be considered as part of the filing that you are reading. Our 2002 Annual Report is incorporated by reference. Based on Securities and Exchange Commission regulations, the Compensation Committee and Audit Committee Reports on beginning on pages 23 and 25, respectively, and the stock performance graph on page 25 of this proxy statement, specifically are not incorporated by reference into any other filings with the Securities and Exchange Commission.

AVAILABILITY OF ADDITIONAL INFORMATION

     Copies of our 2001 Annual Report (which includes the Annual Report on Form 10-K filed with the Securities and Exchange Commission) have been distributed to stockholders. Additional copies and additional information are available without charge from our Secretary at 20202 Windrow Drive, Lake Forest, California 92630.

OTHER BUSINESS

     At the time of the preparation of this proxy statement, the Company’s board of directors had not been informed of any other matters that would be presented for action at the annual meeting. If any other matters are properly presented, the persons named in the accompanying form of proxy will vote or refrain from voting in accordance with their best judgment.

2003 STOCKHOLDER PROPOSALS

     Stockholders who wish to include proposals for action at the Company’s 2003 Annual Meeting of Stockholders in next year’s proxy statement and proxy card must cause their proposals to be received in writing by the Company at its address set forth on the first page of this proxy statement no later than December 12, 2002. Such proposals should be addressed to the Company’s Secretary, and may be included in next year’s proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

     Stockholders who do not present proposals for inclusion in the proxy statement but who still intend to submit a proposal at the 2003 Annual Meeting must, in accordance with the Company’s bylaws, provide timely written notice of the matter to the Secretary of the Company. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more then 90 days prior to the annual meeting as originally scheduled. If less than 70 days notice or prior public disclosure of the date of the scheduled annual meeting is given, then notice of the proposed business matter must be received by the Secretary not later than the close of business on the tenth day following the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made, whichever first occurs. Any notice to the Secretary must include as to each matter the stockholder proposes to bring before the meeting: (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal; (iii) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder; and (iv) any financial interest of the stockholder in such proposal.

By Order of the Board of Directors Donald M. Earhart
Dated: April 10, 2002	Chairman of the Board

Appendix A — Amended and Restated Certificate of Incorporation

Appendix B — Amended and Restated I-Flow Corporation 2001 Equity Incentive Plan

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
I-FLOW CORPORATION

     1. The undersigned, Donald M. Earhart, certifies that he is the Chief Executive Officer of I-Flow Corporation, a Delaware corporation (the “Corporation”), and does further certify that:

     2. The name of the Corporation is I-Flow Corporation, the name under which it was originally incorporated.

     3. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on May 30, 2001.

     4. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     5. The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

ARTICLE I
NAME OF CORPORATION

     The name of this corporation is: I-FLOW CORPORATION

ARTICLE II
REGISTERED OFFICE

     The address of the registered office of the corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover 19901, County of Kent, and the name of its registered agent at that address is National Registered Agents, Inc.

ARTICLE III
PURPOSE

     The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

     The corporation is authorized to issue two classes of shares to be designated, respectively, “Common” and “Preferred”; the total number of shares shall be forty five million (45,000,000); the total number of Common shares shall be forty million (40,000,000), each having a par value of one one-tenth of one cent ($0.001); and the total number of Preferred shares shall be five million (5,000,000), each having a par value of one one-tenth of one cent ($0.001).

     The Preferred shares may be issued from time to time in one or more series. The Board of Directors is hereby vested with the authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion rights, redemption price and liquidation preference, of any series of Preferred shares, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so deceased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series.

ARTICLE V
BOARD POWER REGARDING BYLAWS

     All the powers of this corporation, insofar as the same may be lawfully vested by this Amended and Restated Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of the corporation. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal bylaws made by the Board of Directors; provided, however, that bylaws shall not be adopted, altered, amended or repealed by the stockholders of the corporation except by the vote of the holders of not less than eighty percent (80%) of the outstanding shares of stock entitled to vote upon the election of directors.

ARTICLE VI
ELECTION OF DIRECTORS

     Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

ARTICLE VII
ACTION BY WRITTEN CONSENT

     No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

ARTICLE VIII
LIMITATION OF DIRECTOR LIABILITY

     To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after the date of the filing of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. No repeal or modification of this Article VIII by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article VIII at the time of such repeal or modification.

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ARTICLE IX
CORPORATE POWER

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE X
CREDITOR COMPROMISE OR ARRANGEMENT

     Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

ARTICLE XI
NUMBER OF DIRECTORS AND TERM OF OFFICE

     (a)  The Board of Directors shall be divided into three classes: Class I Directors, Class II Directors and Class III Directors. Each class of directors shall be nearly equal in number of directors as possible. Each director shall serve for a term ending at the third annual stockholders’ meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected as Class I Directors shall serve for a term ending at the annual meeting to be held in the year following the first election of directors by classes, the directors first elected as Class II Directors shall serve for a term ending at the annual meeting to be held in the second year following the first election of directors by classes and the directors first elected as Class III Directors shall serve for a term ending at the annual meeting to be held in the third year following the first election of directors by classes. Notwithstanding the foregoing, each director shall serve until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise required by applicable law, at each succeeding annual meeting of the stockholders of the corporation at which a quorum is present, the successors of the class of directors whose terms expire at that meeting will be elected by plurality vote of all votes cast at such meeting. No director or class of directors may be removed from office by a vote of the stockholders at any time except for cause.

     (b)  At each annual election, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose term then expire as directorships of another class in order more nearly to achieve equality in the number of directors among the classes. When the Board of Directors fills a vacancy resulting from the death, resignation or removal of a director, the director chosen to fill that

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vacancy shall be of the same class as the director he or she succeeds, unless, by reason of any previous changes in the authorized number of directors, the Board of Directors shall designate the vacant directorship as a directorship of another class in order more nearly to achieve equality in the number of directors among the classes. The directors chosen to fill vacancies shall hold office for a term expiring at the next annual meeting of stockholders at which the term of the class to which they have been elected expires.

     (c)  Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, upon any change in the authorized number of directors, each director then continuing to serve as such will nevertheless continue as a director of the class of which he or she is a member, until the expiration of his or her current term or his or her earlier death, resignation or removal.

     (d)  Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     IN WITNESS WHEREOF, the undersigned Corporation has executed this Amended and Restated Certificate of Incorporation as of May _____, 2002.

I-FLOW CORPORATION

By:
Donald M. Earhart Chief Executive Officer

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APPENDIX B

I-FLOW CORPORATION
AMENDED AND RESTATED
2001 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

     The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its directors, management, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

     2.1 Term of Plan. This Plan became effective as of the Effective Date and will continue in effect until the Expiration Date, at which time this Plan will automatically terminate.

     2.2 Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

     3.1 Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 3,000,000, subject to adjustment as set forth in Section 3.4, provided, however, that at no time while this Plan is a California Regulated Plan shall the total number of shares issuable upon exercise of all outstanding Awards or other stock options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage (currently thirty percent) as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

     3.2 Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

     3.3 Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

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     3.4 Adjustment Provisions.

          (a) Adjustments. If the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment shall be made by the Administrator in its discretion in: (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and/or (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

          (b) No Fractional Interests. No fractional interests will be issued under the Plan resulting from any adjustments.

          (c) Adjustments Related to Company Stock. To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

          (d) Right to Make Adjustment. The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) Limitations. No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

     3.5 Reservation of Shares. The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

     4.1 Administrator.

          (a) Plan Administration. This Plan will be administered by the Board and may also be administered by a Committee of the Board appointed pursuant to Section 4.1(b).

          (b)  Administration by Committee.

(i) The Board in its sole discretion may from time to time appoint a Committee of not less than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time.

(ii) Notwithstanding the foregoing provisions of this Section 4.1(b) to the contrary, as long as the Company is an Exchange Act Registered Company, (1) the Board shall appoint the Committee, (2) this Plan shall be administered by the Committee, and (3) each of the Committee’s members

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shall be Non-Employee Directors and in addition, if Awards are to be made to persons subject to Section 162(m) of the IRC and such Awards are intended to constitute Performance-Based Compensation, then each of the Committee’s members shall, in addition to being a Non-Employee Director, also be an Outside Director.

     4.2 Authority of Administrator.

          (a) Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

          (b) Authority to Grant Awards. Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

          (c) Procedures. Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

     4.3 No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

     4.4 Amendments.

          (a) Plan Amendments. The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

          (b) Award Amendments. The Administrator may at any time and from time to time in its discretion, subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements,

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accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable.

          (c) Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

     4.5 Other Compensation Plans. The adoption of this Plan will not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, except that on the Effective Date of this Plan, the Company’s 1996 Stock Incentive Plan will be terminated by the Board. This Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

     4.6 Plan Binding on Successors. Subject to Section 7.1, this Plan will be binding upon the successors and assigns of the Company.

     4.7 References to Successor Statutes, Regulations and Rules. Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

     4.8 Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

     4.9 Governing Law. This Agreement will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

     4.10 Interpretation. Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

     5.1 Participation in Plan.

          (a) Eligibility to Receive Awards. A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

          (b) Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

          (c) Awards to Foreign Nationals. Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

     5.2 Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the

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Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine. Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, this Plan shall control.

     5.3 Payment For Awards.

          (a) Payment of Exercise Price. The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

          (b) Company Assistance. The Company may assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator. In case of such a loan, the Administrator may require that the exercise be followed by a prompt sale of some or all of the underlying shares and that a portion of the sale proceeds be dedicated to full payment of the exercise price and amounts required pursuant to Section 5.9.

          (c) Cashless Exercise. If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

          (d) No Precedent. Recipients will have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

     5.4 No Employment Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or

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any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

     5.5 Restrictions Under Applicable Laws and Regulations.

          (a) Government Approvals. All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

          (b) No Registration Obligation; Recipient Representations. The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

     5.6 No Rights or Privileges Regarding Stock Ownership or Specific Assets. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. During any time that this Plan is a California Regulated Plan, the Company will comply with Section 260.140.1 of Title 10 of the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner. No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     5.7 Nonassignability. No Award is assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.7, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. Subject to the succeeding sentence of this

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Section 5.7, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, Stock Options and other rights to purchase stock under the Plan that are California Regulated Securities may not be transferred other than by will or the laws of descent and distribution at any time that this Plan is a California Regulated Plan, unless and to the extent that this requirement is waived by the California Commissioner, and Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC): (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer, and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

     5.8 Information To Recipients.

          (a) Provision of Information. The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations, provided, however, that during any time that this Plan is a California Regulated Plan, holders of California Regulated Securities will receive financial statements of the Company at least annually to the extent required by the California Securities Rules, unless and to the extent that this requirement is waived by the California Commissioner.

          (b) Confidentiality. The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to use the information for any purpose other than evaluating the Recipient’s position under this Plan. The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.8(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.8(b)).

     5.9 Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

     5.10 Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

     5.11 Effect of Termination of Employment or Service on Awards.

          (a) Termination of Vesting. Notwithstanding anything to the contrary herein, but subject to Section 5.11(b) Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

          (b) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time.

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          (c) Leave of Absence. In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

          (d) General Cessation. Except as otherwise set forth in this Plan or an Award Document, or a written agreement between the Company and a Recipient, or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

     5.12 Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.12.

     5.13 Restrictions on Common Stock and Other Securities. Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

     5.14 Limits on Awards to Certain Eligible Persons. Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted any Awards with respect to more than 750,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.14 shall be subject to adjustment as provided in Section 3.4 or under Article VII, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

ARTICLE VI
AWARDS

     6.1 Stock Options.

          (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

          (b) Option Exercise Price. The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted. The exercise price may be greater than or less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant, provided, however, that in no event may the exercise price per share be less than the par value, if any, per share of the Common Stock subject to the Stock Option, and provided further that the exercise price of Stock Options that are California Regulated Securities granted while this Plan is a California Regulated Plan, if any, may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant, or 110% of the Fair Market Value of the Common Stock as of the date of grant in the case of Stock Options granted to Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

          (c) Option Period and Vesting. Stock Options granted hereunder will vest and may be exercised as determined by the Administrator, except that (i) Stock Options granted to any Recipient other than an

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officer, director or consultant of the Company or an Affiliated Entity, that are California Regulated Securities granted while this Plan is a California Regulated Plan (if any) will vest and become exercisable at the rate of at least 20% per year over five years from the date of grant, unless and to the extent that this requirement is waived by the California Commissioner, and (ii) exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.11 and Section 6.1(e). Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten (10) years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

          (d) Exercise of Stock Options. The exercise price for Stock Options will be paid as set forth in Section 5.3. No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not fewer than 100 shares of Common Stock may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise. A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in the form of Exhibit A hereto or such other form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.9 or, with permission of the Administrator, arrangement for such payment. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.9, or any applicable section of or regulation under the IRC.

          (e) Termination of Employment or Service.

(i) Termination for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment, or, with respect to California Regulated Securities, as required by the California Securities Rules while this Plan is a California Regulated Plan (unless waived by the California Commissioner), in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii) Termination Other Than for Just Cause. Subject to Section 5.11 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

(A) any reason other than for Just Cause Dismissal, death, Permanent Disability or Retirement, the Recipient’s Awards, whether or not vested, will expire and become unexercisable as of the earlier of: (A) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed or in service; and (B) 30 days after the date of termination of employment or service.

(B) death or Permanent Disability or Retirement, the Recipient’s unexercised Awards will, whether or not vested, expire and become unexercisable as of the earlier of: (A) the date such Awards would expire in accordance with their terms had the Recipient remained employed or in service; and (B) six months after the date of termination of employment or service.

          (f) Special Provisions Regarding Incentive Stock Options. Notwithstanding anything herein to the contrary,

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(i) The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder. As of the Effective Date, such provisions require, among other matters, that: (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of ten (10) years from the date of grant or the expiration of five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii) The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

(iii) Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

     6.2 Performance Awards.

          (a) Grant of Performance Award. The Administrator will determine in its discretion the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

          (b) Payment of Award. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

          (c) Maximum Amount of Compensation. The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $2,000,000.

     6.3 Restricted Stock.

          (a) Award of Restricted Stock. The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse, provided, however, that the Purchase Price (if any) for Restricted Stock that constitutes California Regulated Securities granted while this Plan is a California Regulated Plan may not be less than 85% of the Fair Market Value of the Common Stock as of the date of grant or purchase, or 100% of the Fair Market Value of the Common Stock as of the date of grant to or purchase by Recipients owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, unless and to the extent that this requirement is waived by the California Commissioner.

          (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

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(ii) Certificates. The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv) Other Restrictions. The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares, provided, however, that so long as the Restricted Stock constitutes California Regulated Securities granted while this Plan is a California Regulated Plan, such other conditions shall not be inconsistent with the California Commissioner’s guidelines for options granted to and shares purchases by employees, directors and consultants as set forth in the California Securities Rules Section 260.140.41 and Section 260.140.42.

          (c) Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator, except that the Company’s right to repurchase shares of Restricted Stock that are California Regulated Securities granted or sold to any Recipient, other than an officer, director or consultant of the Company or an Affiliated Entity, while this Plan is a California Regulated Plan (if any) at the Purchase Price (if any) paid by the Recipient to the Company will lapse at the rate of at least 20% per year over five years from the date of grant or sale, unless and to the extent that this requirement is waived by the California Commissioner.

          (d) Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

          (e) Termination of Employment or Service. Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration. Except in the case of Restricted Stock granted or sold to officers, directors, or consultants of the Company or any Affiliated Entity, in the case of shares of Restricted Stock that are California Regulated Securities granted or sold while this Plan is a California Regulated Plan, the Company must exercise its right to repurchase within 90 days of the termination of employment, and must pay the Purchase Price (if any) in cash or by cancellation of purchase money indebtedness, unless and to the extent that this requirement is waived by the California Commissioner.

     6.4 Stock Appreciation Rights.

          (a) Granting of Stock Appreciation Rights. The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

          (b)  SARs Related to Options.

(i) A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which

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such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii) A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

(iii) Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

          (c) SARs Unrelated to Options. The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

          (d) Limits. Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

          (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable. The Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     6.5 Stock Payments. The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

     6.6 Dividend Equivalents. The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administrator may determine. Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation a Recipient could receive under the Award is based solely on an increase in value of the underlying shares of Common Stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

     6.7 Stock Bonuses. The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

     6.8 Stock Sales. The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

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     6.9 Phantom Stock. The Administrator may grant Awards of Phantom Stock to Eligible Persons. Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

     6.10 Other Stock-Based Benefits. The Administrator is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
CHANGE IN CONTROL

     7.1 Provision for Awards Upon Change in Control. As of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) will automatically terminate unless: (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards will continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including, without limitation, (i) accelerating the vesting of outstanding Awards, and/or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.1, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the action(s) described in clause (a) or (b) hereof, then subject to Section 5.11 and Section 6.1(e), any Recipient holding outstanding Awards will have the right, at such time prior to the consummation of the Change in Control as the Board designates, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

ARTICLE VIII
DEFINITIONS

     Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

     “Administrator” means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

     “Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

     “Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, Stock Appreciation Right, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

     “Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

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     “Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

     “Board” means the Board of Directors of the Company.

     “California Commissioner” means the Commissioner of Corporations of the State of California.

     "California Regulated Plan” means this Plan at any time that Awards and securities underlying Awards are California Regulated Securities and (i) the issuance of Awards and securities underlying Awards is not exempt from qualification under the California Securities Law, and the issuance of securities under the Plan is the subject of a qualification permit issued by the California Commissioner, or (ii) the Company relies upon any exemption imposing comparable requirements to those provided by Section 25102(o) of the California Securities Law to exempt the issuance of securities under this Plan from qualification under the California Securities Law.

     “California Regulated Securities” means Awards and securities underlying Awards that are subject to the California Securities Law or the California Securities Rules.

     “California Securities Law” means the California Corporate Securities Law of 1968, as amended.

     “California Securities Rules” means the Rules of the California Commissioner adopted under the California Securities Law.

     “Change in Control” means the following and shall be deemed to occur if any of the following events occurs:

(i) Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii) At any time that the Company is an Exchange Act Registered Company, Individuals who, as of the effective date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company’s stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, twenty percent (20%) or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(iii) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a Reorganization of the Company with any other person, corporation or other entity, other than:

(A) a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or

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such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

(B) a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(iv) Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

     “Committee” means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

     “Common Stock” means the common stock of the Company, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

     “Company” means I-Flow Corporation, a Delaware corporation.

     “Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

     “Effective Date” means May 17, 2001, which is the date this Plan was approved by the Company’s stockholders.

     “Eligible Person” includes directors (including Non-Employee Directors), officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that such consultants and advisors render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Exchange Act Registered Company” means that the Company has any class of any equity security registered pursuant to Section 12 of the Exchange Act.

     “Expiration Date” means the tenth (10th) anniversary of the Effective Date.

     “Fair Market Value” of a share of the Common Stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the arithmetic mean of the highest and lowest sale prices of the stock for such trading day on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator; provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company shall consider such factors as may be required by the California Securities Law and the California Securities Rules while this Plan is a California Regulated Plan, and may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights

15

or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

     “Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC.

     “IRC” means the Internal Revenue Code of 1986, as amended.

     “Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity which competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity, without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or termination for cause or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

     “Non-Employee Director” means any director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act.

     “Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

     “Other Stock-Based Benefits” means an Award granted under Section 6.10.

     “Outside Director” means an “outside director” as defined in the regulations adopted under Section 162(m) of the IRC.

     “Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

     “Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

     “Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder. If the amount of compensation an Eligible Person will receive under an Award is not based solely on an increase in the value of shares of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of preestablished, objective performance goals established in connection with the grant of the Award, including, but not limited to, those preestablished, objective performance goals described in the definition of “Performance Award” above.

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     “Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three (3) consecutive months or six (6) months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e) of the IRC.

     “Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

     “Phantom Stock” means an Award granted under Section 6.9.

     “Plan” means this 2001 Equity Incentive Plan of the Company.

     “Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

     “Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

     “Recipient” means a person who has received an Award.

     “Reorganization” means any merger, consolidation or other reorganization.

     “Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

     “Retirement” of a Recipient means the Recipient’s resignation from the Company or any Affiliated Entity after reaching age 60 and at least five years of full-time employment by the Company or any Affiliated Entity without any circumstances that would justify a Just Cause Dismissal of the Recipient.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Significant Stockholder” is an individual who, at the time a Stock Option or other Award is granted to such individual under this Plan, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

     “Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

     “Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

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     “Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

     “Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

     “Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

     “Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.

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EXHIBIT A to
I-Flow Corporation
2001 Equity Incentive Plan

FORM OF NOTICE OF EXERCISE

I-Flow Corporation 20202 Windrow Drive Lake Forest, California 92630

Re: Nonqualified Stock Option [Incentive Stock Option]

     Notice is hereby given that I elect to purchase the number of shares (“Shares”) set forth below pursuant to the stock option referenced below at the exercise price applicable thereto:

Option Grant Date:	______________________

Total Number of Shares Underlying Original Option:	______________________

Number of Shares for which Option has been Previously Exercised:	______________________

Exercise Price Per Share:	______________________

Number of Shares Being Acquired With This Exercise:	______________________

     A check in the amount of the aggregate price of the shares being purchased [and applicable withholding taxes] is attached.

     [I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.]

     I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2001 Equity Incentive Plan.

_____________________________________ (Signature)

_____________________________________ (Printed Name of Optionee)

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FORM OF STOCK OPTION AWARD CONFIRMING MEMORANDUM

I-Flow Corporation	Optionee: ___________________________________________________

Option Grant Date: ___________________________________________

Number of Shares: ____________________________________________

Exercise Price Per Share: ______________________________________

Type of Option (Incentive/Nonqualified): __________________________

Stock Option Award Confirming Memorandum	Plan: 2001 Equity Incentive Plan (the “Plan”)

Congratulations! I-Flow Corporation, a Delaware corporation (the “Company”), has elected to grant to you, the Optionee named above, an option to purchase shares of the Company’s Common Stock on the terms and conditions set forth below. Terms not otherwise defined in this Confirming Memorandum will have the meanings ascribed to them in the Plan identified above.

     1. Governing Plan. Optionee has received a copy of the Plan. This Confirming Memorandum is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Confirming Memorandum, the provisions of the Plan will control.

     2. Grant of Option. Effective as of the Option Grant Date identified above, the Company has granted to the Optionee a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified above at the Exercise Price Per Share identified above.

     3. Vesting and Exercise of Option. The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

     4. No Right to Continued Employment. This Confirming Memorandum does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written Confirming Memorandum binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

     5. Restrictions on Option Grant. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

     6. Termination. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

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     7. Governing Law. This Stock Option Grant and the Option will be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware.

     IN WITNESS WHEREOF, the Company has executed this Stock Option Award Confirming Memorandum effective as of the Option Grant Date.

I-Flow Corporation, a Delaware corporation

By: ____________________________________________

Name: __________________________________________

Its: ____________________________________________

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I-FLOW CORPORATION
2001 EQUITY INCENTIVE PLAN

FORM OF STOCK OPTION AGREEMENT

     This Stock Option Agreement (“Agreement”) is made effective as of the Option Grant Date set forth below, by and between I-Flow Corporation, a Delaware corporation (“Company”), and                      (“Optionee”). Terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the I-Flow Corporation 2001 Equity Incentive Plan (“Plan”). The parties agree as follows:

     1. Governing Plan. Optionee has received a copy of the Plan. This Agreement is subject in all respects to the applicable provisions of the Plan, which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will control.

     2. Grant of Option. The Company hereby grants to Optionee as of the Option Grant Date identified below, a stock option (the “Option”) to purchase the number of shares of the Company’s Common Stock identified below at the exercise price per share identified below upon the following terms and conditions:

Option Grant Date:	________________________________

Type of Option (Incentive/Nonqualified):	________________________________

Maximum Number of Shares of Common Stock Issuable Upon Exercise of the Option:	________________________________

Exercise Price Per Share:	$ _______________________ per share

Expiration Date:	________________________________

     3. Vesting and Exercise of Option. The Option will vest and become exercisable cumulatively as follows:

Number of Shares	Vesting Date

     4. No Right to Continued Employment. This Agreement does not confer upon Optionee any right to continue as an employee of the Company or an Affiliated Company, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Optionee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Optionee’s employment by the Company or an Affiliated Entity is “at will.”

     5. Restrictions on Option Grant. This Confirming Memorandum, the Option and shares are subject to the Plan. SALE, TRANSFER OR HYPOTHECATION OF THE OPTION REFERRED TO HEREIN AND SHARES ISSUABLE UNDER SUCH OPTION ARE RESTRICTED BY THE PLAN, ADDITIONAL COPIES OF WHICH ARE AVAILABLE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

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     6. Termination. The unexercised portion of the Option (whether or not vested) automatically expires and become unexercisable under certain circumstances as set forth in the Plan. In addition, the Board of Directors or Committee administering the Plan reserves the right to accelerate the vesting schedule under certain circumstances (in which case, the Board of Directors or Committee may impose whatever conditions it considers appropriate on the accelerated portion).

     7. Governing Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made or to be performed wholly within the State of Delaware.

     IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the Option Grant Date.

The Company:	Optionee:

By: ________________________________________	By: ________________________________________ (Signature)

Name: ______________________________________

Title: _______________________________________	___________________________________________ (Printed Name and Title)

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I-FLOW CORPORATION
FORM OF RESTRICTED STOCK GRANT

     I-Flow Corporation, a Delaware corporation (“Company”), has elected to grant to                 (“Grantee”) an award of restricted stock on the terms and conditions set forth below:

     1. Grant of Restricted Stock. The Company hereby grants to Grantee _____________ (_________) shares of the Company’s common stock (“Granted Stock”), subject to the terms, conditions and restrictions set forth below (“Restricted Stock Grant”). As a condition to this grant, Grantee is required to pay to the Company $__________ for each share of the Granted Stock that Grantee acquires pursuant to this Restricted Stock Grant (“Acquisition Consideration”). There is no requirement that Grantee acquire all or any portion of the Granted Stock; provided, however, that Grantee may purchase no fewer than One Hundred (100) shares at any one time unless Grantee purchases all remaining shares of Granted Stock.

     2. Restrictions on the Granted Stock. Any Granted Stock acquired by Grantee will be subject to the following restrictions:

(a) No Transfer. The shares of Granted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions set forth in Section 2(b) are removed or expire as provided in Section 2(c), and any additional requirements or restrictions contained in this Restricted Stock Grant have been satisfied, terminated or expressly waived by the Company in writing.

(b) Restrictions. In the event Grantee’s service as an employee of the Company terminates for any reason, the Company will have the right, which must be exercised not later than ninety (90) days following such termination, to buy, for cash and at the price per share that Grantee paid to the Company, all shares of Granted Stock acquired hereunder that are, at the date of such termination, still subject to the vesting restrictions imposed under this Section 2.

(c) Removal of Restrictions. The restrictions imposed under the foregoing provisions of this Section 2 will expire and be removed, and the shares of Granted Stock acquired by Grantee under this Restricted Stock Grant will vest, in accordance with the following rules:

(i) The restrictions imposed under Section 2(b) above will lapse and be removed at the rate of (“Vesting Schedule”).

(ii) In the event that Grantee’s employment with the Company is terminated for any reason before Grantee is fully vested in the Granted Stock, the restrictions imposed under Section 2(b) will expire and be removed if the Company does not elect to repurchase the Granted Stock within ninety (90) days of such termination.

     3. Voting and Other Rights. Notwithstanding anything to the contrary in the foregoing, during the period prior to the lapse and removal of the restrictions set forth in Section 2, except as otherwise provided herein, Grantee will have all of the rights of a stockholder with respect to all of the Granted Stock Grantee purchased, including without limitation the right to vote such Granted Stock and the right to receive all dividends or other distributions with respect to such Granted Stock. In connection with the payment of such dividends or other distributions, the Company will be entitled to deduct any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account.

     4. Expiration of Restrictions. As soon as practicable after the lapse and removal of the restrictions applicable to all or any portion of the Granted Stock as provided in Section 2, the Company will release the certificate(s) representing such Granted Stock to Grantee, provided that (a) Grantee has paid to the Company, by

24

cash or check, the Acquisition Consideration and an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld and paid over to such authority for Grantee’s account, or otherwise made arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise, and (b) Grantee has, if requested by the Company, made appropriate representations in a form satisfactory to the Company that such Granted Stock will not be sold other than (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements of such Act; (ii) in compliance with all applicable state securities laws and regulations; and (iii) in compliance with all terms and conditions of the Plan.

     5. Section 83(b) Election. Grantee will be entitled to make an election pursuant to Section 83(b) of the Internal Revenue Code, or comparable provisions of any state tax law, to include in Grantee’s gross income the amount by which the fair market value (as of the date of acquisition) of the Granted Stock Grantee acquired exceeds the Acquisition Consideration only if, prior to making any such election, Grantee (i) notifies the Company of Grantee’s intention to make such election, by delivering to the Company a copy of the fully-executed Section 83(b) Election Form attached hereto as Exhibit A, and (b) pay to the Company an amount sufficient to satisfy any taxes or other amounts required by any governmental authority to be withheld or paid over to such authority for Grantee’s account, or otherwise makes arrangements satisfactory to the Company for the payment of such amounts through withholding or otherwise.

     6. Merger, Consolidation or Reorganization. In the event of a merger, consolidation or other reorganization of the Company in which the Common Stock of the Company is exchanged for cash, securities or other property (“Exchange Consideration”), Grantee will be entitled to receive a proportionate share the Exchange Consideration in exchange for the Granted Stock Grantee acquired; provided, however, that Grantee’s share of the Exchange Consideration shall be subject to the vesting restrictions imposed under Section 2, unless the Board of Directors, in its discretion, accelerates the Vesting Schedule.

     7. No Right to Continued Employment. This Restricted Stock Grant does not confer upon Grantee any right to continue as an employee of the Company or an Affiliated Entity, nor does it limit in any way the right of the Company or an Affiliated Entity to terminate Grantee’s services to the Company or the Affiliated Entity at any time, with or without cause. Unless otherwise set forth in a written agreement binding upon the Company or the Affiliated Entity, Grantee’s employment by the Company or an Affiliated Entity is “at will.”

     8. No Assignment. Neither this Restricted Stock Grant nor any rights granted herein are assignable by Grantee.

     9. Governing Law. This Restricted Stock Grant will be governed by and construed in accordance with the laws of the State of Delaware.

     10. Governing Plan. This Restricted Stock Grant is subject in all respects to the applicable provisions of the Company’s 2001 Equity Incentive Plan (“Plan”), which are incorporated herein by reference. In the case of any conflict between the provisions of the Plan and this Restricted Stock Grant, the provisions of the Plan shall control. Terms not otherwise defined in this Restricted Stock Grant shall have the meanings ascribed to them in the Plan.

COMPANY	OPTIONEE

I-Flow Corporation,

By: _____________________________________________	By: _____________________________________________
(Signature)	(Signature)

________________________________________________ (Printed Name and Title)	________________________________________________ (Printed Name and Title)

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EXHIBIT A
to Restricted Stock Grant

ELECTION TO INCLUDE VALUE OF RESTRICTED PROPERTY
IN GROSS INCOME IN YEAR OF TRANSFER

INTERNAL REVENUE CODE § 83(b)

     The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below, and supplies the following information in accordance with the regulations promulgated thereunder:

1.	Name, address and taxpayer identification number of the undersigned:

Taxpayer I.D. No.: _________________________

2.	Description of property with respect to which the election is being made:

_______________ shares of Common Stock of I-Flow Corporation, a Delaware corporation (the “Company”)

3.	Date on which property was transferred: ______________________________________________________________________

4.	Taxable year to which this election relates: ____________________________________________________________________

5.	Nature of the restrictions to which the property is subject:

If the taxpayer’s service as a _______________ of the Company terminates for any reason before the Common Stock vests, the Company will have the right to repurchase the Common Stock from the taxpayer at $_________ per share. The Common Stock vests according to the following schedule: _____________________________________________________________________

The Common Stock is non-transferable in the taxpayer’s hands, by virtue of language to that effect stamped on the stock certificate.

6.	Fair market value of the property:

The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the property with respect to which this election is being made is $_______ per share.

7.	Amount paid for the property:

The amount paid by the taxpayer for said property is $_______ per share.

8.	Furnishing statement to employer:

A copy of this statement has been furnished to ___________________

Date: _______________________	_________________________________________ Signature

_______________________________________________ Printed Name

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I-FLOW CORPORATION
PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoints Donald M. Earhart and James J. Dal Porto, and each of them, as Proxies, each with the power to appoint such Proxy’s substitute, and hereby authorizes them to represent and vote as designated below all the shares of common stock of I-Flow Corporation held of record by the undersigned on April 1, 2002 at the Annual Meeting of Stockholders to be held on May 23, 2002, and at any adjournments or postponements thereof. The proposals referred to below are described in the proxy statement for the Annual Meeting.

     Management recommends that you vote FOR all nominees for director listed below and a vote FOR Proposals 2 through 5 below.

1.	Election of Directors FOR ☐ All nominees listed below (except WITHHOLD ☐ Authority to vote for all as indicated to the contrary below) nominees listed below:

INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through the nominee’s name

	Donald M. Earhart Jack H.Halperin	Dr. John H. Abeles Erik H. Loudon	Dr. Henry T. Tai James J. Dal Porto	Joel S. Kanter

2.	Proposal by the Company to approve and adopt an amended and restated certificate of incorporation to establish a classified board of directors having three classes with staggered three-year terms.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	Proposal by the Company to amend the I-Flow Corporation 2001 Equity Incentive Plan to make non-employee directors eligible to receive grants under the plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

4.	Proposal by the Company to amend the I-Flow Corporation 2001 Equity Incentive Plan to increase the number of shares of common stock available for grant by 2,250,000, and to reserve an additional 2,250,000 shares of common stock for issuance under the plan.

FOR ☐ AGAINST ☐ ABSTAIN ☐

5.	Proposal by the Company to ratify the appointment of Deloitte & Touche LLP as its independent auditor for the fiscal year ending December 31, 2002.

FOR ☐ AGAINST ☐ ABSTAIN ☐

6.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     This proxy will be voted as directed. If no direction is made, this Proxy will be voted FOR the election of the seven director nominees set forth in the accompanying proxy statement and FOR Proposals 2 through 5 described above.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, limited liability company or other entity, please sign entity’s full name by authorized person.

Signature:	Date:	, 2002

Printed Name(s):

Title (if applicable):

2